SEMIANNUAL REPORT

                             [american century logo]
                                    American
                                   Century(sm)

                                  May 31, 1997

                                    AMERICAN
                                     CENTURY
                                      GROUP

                       Strategic Allocation: Conservative
                         Strategic Allocation: Moderate
                        Strategic Allocation: Aggressive

[front cover]

                               TABLE OF CONTENTS

Report Highlights........................................... 1
Our Message to You.......................................... 2
Period Overview............................................. 3
Strategic Allocation: Conservative
   Performance & Portfolio Information...................... 5
   Management Q & A......................................... 6
   Schedule of Investments.................................. 9
   Financial Highlights.....................................54
Strategic Allocation: Moderate
   Performance & Portfolio Information......................17
   Management Q & A.........................................18
   Schedule of Investments..................................21
   Financial Highlights.....................................55
Strategic Allocation: Aggressive
   Performance & Portfolio Information......................32
   Management Q & A.........................................33
   Schedule of Investments..................................36
   Financial Highlights.....................................56
Statements of Assets and Liabilities........................47
Statements of Operations....................................48
Statements of Changes in Net Assets.........................49
Notes to Financial Statements...............................50
Share Class and Retirement
Account Information.........................................57
Background Information
   Investment Philosophy & Policies.........................60
   Comparative Indices......................................60
   Lipper Rankings..........................................60
   Portfolio Management Team................................60
   Neutral Asset Mixes......................................60
Glossary....................................................61

American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, we have divided American Century funds into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                 American Century Investments -- Family of Funds

     BENHAM GROUP           AMERICAN CENTURY GROUP       TWENTIETH CENTURY GROUP

  MONEY MARKET FUNDS          ASSET ALLOCATION &
 GOVERNMENT BOND FUNDS          BALANCED FUNDS              U.S. GROWTH FUNDS
DIVERSIFIED BOND FUNDS     CONSERVATIVE EQUITY FUNDS       INTERNATIONAL FUNDS
 MUNICIPAL BOND FUNDS           SPECIALTY FUNDS

                       Strategic Allocation: Conservative
                       Strategic Allocation: Moderate
                       Strategic Allocation: Aggressive

We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.


                                                    American Century Investments


                               REPORT HIGHLIGHTS

Period Overview

o U.S. stocks continued to produce healthy gains during the six months ended May 31, 1997. However, the market experienced significant price volatility.

o U.S. bond performance was mixed but relatively flat overall. Strong economic growth in the first quarter of 1997 led to rising interest rates.

o Among foreign stock markets, Europe had the strongest returns of any region, while Asian markets suffered sizable losses.

o Foreign bond markets produced favorable returns as interest rates declined around the globe.

o The U.S. dollar strengthened against most major foreign currencies, reducing returns from foreign investments.

Strategic Allocation: Conservative

o The fund underperformed its Lipper peer group average during the six-month period.

o The fund maintained a fairly neutral asset mix during the period, although we expanded its foreign stock position late in the period.

o We adjusted the fund's U.S. stock investment approach by adding a quantitative component. We believe this will help provide greater stability to the fund's U.S. stock holdings.

o Going forward, we plan to continue overweighting the fund's foreign stock holdings, especially in Europe, while underweighting U.S. stocks.

Strategic Allocation: Moderate

o The fund underperformed its Lipper peer group average during the six-month period.

o The fund maintained a fairly neutral asset mix during the period, although we expanded its foreign stock position late in the period.

o We adjusted the fund's U.S. stock investment approach by adding a quantitative component. We believe this will help provide greater balance to the fund's U.S. stock holdings.

o Going forward, we plan to continue overweighting the fund's foreign stock holdings, especially in Europe, while underweighting U.S. stocks.

Strategic Allocation: Aggressive

o The fund underperformed its Lipper peer group average during the six-month period.

o The fund maintained a fairly neutral asset mix during the period, although we expanded its foreign stock position late in the period.

o We adjusted the fund's U.S. stock investment approach by adding a quantitative component. We believe this will help provide greater diversity to the fund's U.S. stock holdings.

o Going forward, we plan to continue overweighting the fund's foreign stock holdings, especially in Europe, while underweighting U.S. stocks.

                                  CONSERVATIVE
                               INVESTOR CLASS(1)

                      Total Returns:         AS OF 5/31/97
                         6 Months                 2.84%(2)
                         1 Year                      9.16%

                      Net Assets:            $52.1 million
                         (AS of 5/31/97)

                      Inception Date:              2/15/96

                      Ticker Symbol:                 TWSCX

                                    MODERATE
                               INVESTOR CLASS(1)

                      Total Returns:         AS OF 5/31/97
                         6 Months                 4.06%(2)
                         1 Year                     10.92%

                      Net Assets:           $131.2 million
                         (AS of 5/31/97)

                      Inception Date:              2/15/96

                      Ticker Symbol:                 TWSMX

                                   AGGRESSIVE
                               INVESTOR CLASS(1)

                      Total Returns:         AS OF 5/31/97
                         6 Months                 4.55%(2)
                         1 Year                     10.55%

                      Net Assets:            $85.2 million
                         (AS of 5/31/97)

                      Inception Date:              2/15/96

                      Ticker Symbol:                 TWSAX

                      (1) See Share Classes, page 57.
                      (2) Not annualized.


Semiannual Report                                         Report Highlights    1


                               OUR MESSAGE TO YOU

[photo of James E. Stowers III]

The widely divergent performance of the world's financial markets during the six months ended May 31, 1997, underscored the importance of diversified investing. European and American stock markets produced strong returns, but Asian stock markets suffered losses. Domestic bond returns were mixed, while the stronger U.S. dollar hurt foreign bond returns.

Within this environment, the diversified portfolios of the Strategic Asset Allocation funds produced positive returns consistent with their asset allocation strategies. In the following pages, our investment management team discusses the performance of the global financial markets in more detail and describes how your fund was managed during the period.

The Strategic Asset Allocation funds' management team, headed by Jeff Tyler and Brian Howell, includes some of American Century's most experienced investment professionals. Recently, our international investment team, which manages the foreign stock portion of the funds, welcomed Mark Kopinski back after a two-year stint with another investment company. Kopinski helped create American Century's international management team in 1991, and his years of experience and expertise in Asia will be invaluable to the management of our international stock funds, as well as the Strategic Asset Allocation funds.

We also strengthened our corporate team. In June, Bill Lyons, American Century's chief operating officer, was named president, assuming full responsibility for the company's day-to-day operations. With this change, I will be able to focus more time on developing and refining new investment technologies and tools that build on and leverage the proprietary system my father pioneered 25 years ago. One of our goals is to ensure that we continue to evolve and innovate--building the investment tools today that will help lead us and our investors to success in the next century.

We appreciate your confidence in American Century and look forward to continuing to serve you.

Sincerely,

/s/James E. Stowers III
James E. Stowers III
Chief Executive Officer


2    Our Message to You                             American Century Investments


                                PERIOD OVERVIEW

U.S. Stocks

The U.S. stock market, which has been rising steadily since the beginning of 1995, produced healthy gains during the six months ended May 31, 1997. The major U.S. stock indexes (such as the Dow Jones Industrials and the S&P 500) reached record highs on their way to returns of more than 10% for the six-month period.

Despite solidly positive returns, U.S. stocks experienced substantial price volatility, especially among the stocks of smaller companies. Uncertainty about the economy and corporate earnings growth led to a significant amount of day-to-day volatility early in the six-month period.

In February and March, concerns about rising interest rates and declining corporate profits took their toll, and stock prices began to slide. Technology companies and other "aggressive growth" stocks--so called because of their propensity for sharp price swings--suffered the biggest losses, falling as much as 25% as a group.

But the downward trend reversed in May, when interest rate expectations leveled off and first-quarter corporate earnings reports showed surprisingly strong growth. Aggressive growth stocks produced the strongest rebound, retracing most of their earlier losses in just a few weeks.

As the accompanying table shows, small-capitalization stocks (such as those in the Russell 2000) underperformed large-capitalization stocks (such as those in the S&P 500) during the period. This was a continuation of a trend that began in early 1996, when uncertain investors fled from smaller-company stocks and flocked to the largest, most-liquid stocks.

The greater volatility of small-cap stocks compounded this disparity. The small-cap stock universe includes many aggressive growth stocks, whose inherent volatility hurt their performance during the period.

However, the more extreme price swings of small-cap stocks worked in their favor toward the end of the period. Renewed optimism and relatively attractive prices brought investors back into small-cap stocks in late April. After reaching its lowest point of the period on April 25, the Russell 2000 returned nearly 14% through the end of May. By comparison, the S&P 500 posted a return of about 11% during the same period.

U.S. Bonds

U.S. bonds produced mixed returns during the six months ended May 31. Rising yields caused bond prices to fall, but the interest paid out to bondholders offset the price declines to a large degree. Short-term securities, which usually suffer less price depreciation than longer-term securities when interest rates rise, were the best performers. For example, the two-year Treasury note posted a 2.2% return for the six-month period, while the 30-year Treasury bond returned -3.6%.

Bond yields fell (and bond prices rose) at the beginning of the period in response to evidence of moderating U.S. economic growth and low inflation. But by the beginning of 1997, stronger economic growth and rising wage pressures rekindled concerns about inflation. In an effort to head off potential inflation, the Federal Reserve raised short-term interest rates in March.

As a result, bond yields soared throughout the first quarter of 1997. The 30-year Treasury bond yield, which had fallen as low as 6.35% in December, climbed to 7.10% by the end of March. The bond market settled down in April and May, rallying slightly as inflation remained subdued and economic growth began to slow.

U.S. STOCK MARKET PERFORMANCE
For the six-month period ended May 31, 1997
S&P 500                           13.17%
Russell 2000                       8.40%


U.S. BOND MARKET PERFORMANCE
For the six-month period ended May 31, 1997
Salomon Brothers Broad
   Investment Grade Bond Index     0.96%
Lehman Aggregate Bond Index        0.94%


Semiannual Report                                           Period Overview    3


                                PERIOD OVERVIEW

Mortgage-backed securities were the top performers among U.S. bonds during the six-month period, followed by corporate bonds. With bond prices declining slightly overall, yield was the most significant contributor to bond returns. Mortgage-backed and corporate securities tend to have higher yields than other domestic bonds. Treasury bonds, which typically offer the lowest yields among U.S. fixed-income securities, produced the weakest returns.

Foreign Stocks

Global stock returns varied dramatically by region during the six months ended May 31. Europe's stock markets produced the strongest returns of any region in the world, while Asian markets suffered sizable losses. The Morgan Stanley EAFE(R) Index--a broad measure of international stock performance--returned 4.04% (in U.S. dollar terms) during the six-month period.

The continued strength of the U.S. dollar weighed heavily on foreign stock returns for U.S. investors. The dollar rose by 11% against the German mark and 2% against the Japanese yen during the period. As the accompanying table shows, the EAFE(R)'s return in local currencies was substantially higher than its return in dollars.

European stock markets excelled during the period because of favorable economic conditions, falling interest rates and low inflation. Corporate restructuring also boosted the performance of European equities. Although Spain and Switzerland were the top-performing stock markets in Europe--with returns of more than 30% (in local currencies) during the period--nearly all of the continent's markets returned 20% or more.

The Japanese stock market continued to languish. Although the Japanese economy showed signs of life after seven years of recession, most of the growth was driven by export industries. The rest of Southeast Asia--including Thailand, the Philippines and Singapore--struggled as economic growth in the region slowed. Collapsing speculative investments and a failure to invest in infrastructure during the good times dragged down stock prices in these countries. Hong Kong was a notable exception, producing strong stock market performance thanks to a thriving economy.

Latin America replaced Asia as the hottest region for growth. Political changes, increased privatization and economic reform have improved the global credibility of the Latin equity markets.

Foreign Bonds

Foreign bond markets produced favorable returns during the six months ended May 31 as global interest rates continued to decline. However, the strengthening U.S. dollar hurt foreign bond returns for U.S. investors.

As the index returns in the tables on this page and the previous page illustrate, foreign bonds outperformed U.S. bonds in local currencies during the six-month period. But when the foreign bond index's return is translated into dollars, U.S. bonds win out by a substantial margin.

Interest rates generally declined as the world's central banks made a concerted effort to revitalize economic growth. In Europe, preparation for Economic and Monetary Union in 1999 held interest rates down across the continent. Japanese rates remained at historic lows as the country tried to end its lengthy economic downturn.

The exception is Latin America, where interest rates have remained relatively high. Many Latin American countries are experiencing explosive levels of economic growth, and the potential for rising inflation has propped up interest rates.

FOREIGN STOCK MARKET  PERFORMANCE
For the  six-month  period ended May 31, 1997
Morgan Stanley  EAFE(R) Index (in U.S.  dollars)     4.04%
Morgan  Stanley  EAFE(R) Index (in local currencies) 8.96%


FOREIGN BOND MARKET PERFORMANCE
For the six-month period ended May 31, 1997
Salomon Brothers Non-U.S. World Government
   Bond Index (in U.S. dollars)               - 4.98%
Salomon Brothers Non-U.S. World Government
   Bond Index (in local currencies)             2.01%


4    Period Overview                                American Century Investments

                       STRATEGIC ALLOCATION: CONSERVATIVE

TOTAL RETURNS AS OF MAY 31, 1997
                                                                                        AVERAGE ANNUAL RETURNS
                                                                        6 MONTHS        1 YEAR     LIFE OF FUND
INVESTOR CLASS (inception 2/15/96)
Strategic Allocation: Conservative ...................................     2.84%          9.16%         7.59%
S&P 500 ..............................................................    13.17%         29.48%        25.38%
Lehman Aggregate Bond Index ..........................................     0.94%          8.32%         5.36%(1)
Three-Month U.S. Treasury Bill .......................................     2.56%          5.17%         5.15%(1)
Average Income Fund(2) ...............................................     4.46%        13.26%         10.73%
Fund's Ranking Among Income Funds(2) .................................     --        42 out of 47   39 out of 46

ADVISOR CLASS (inception 10/2/96)
Strategic Allocation: Conservative ...................................     2.68%          --             6.11%
S&P 500 ..............................................................    13.17%          --            23.44%
Lehman Aggregate Bond Index ..........................................     0.94%          --             4.94%
Three-Month U.S. Treasury Bill .......................................     2.56%          --             3.41%

(1) Since 2/29/96, the date closest to the fund's inception for which index return data are available.

(2)  According to Lipper Analytical Services.

See pages 57, 60 and 61 for more information about returns, share classes, the comparative indices and Lipper fund rankings.

[line graph - data below]

GROWTH OF $10,000 OVER THE LIFE OF THE FUND (Investor Class)
Value on 5/31/97

$10,000 investment made 2/29/96


           Strategic: Conservative       S&P 500     Lehman Aggregate Bond Index   3-Month T-Bill Index
2/29/96           $10,000               $10,000               $10,000                    $10,000
3/31/96           $10,040               $10,133                $9,930                    $10,041
4/30/96           $10,145               $10,269                $9,875                    $10,082
5/31/96           $10,186               $10,504                $9,855                    $10,125
6/30/96           $10,221               $10,586                $9,987                    $10,167
7/31/96           $10,037               $10,102               $10,014                    $10,211
8/31/96           $10,160               $10,292                $9,997                    $10,254
9/30/96           $10,440               $10,911               $10,172                    $10,297
10/31/96          $10,584               $11,197               $10,397                    $10,339
11/30/96          $10,832               $12,018               $10,575                    $10,382
12/31/96          $10,772               $11,822               $10,477                    $10,425
1/31/97           $10,876               $12,544               $10,509                    $10,469
2/28/97           $10,814               $12,619               $10,535                    $10,513
3/31/97           $10,636               $12,141               $10,418                    $10,558
4/30/97           $10,762               $12,847               $10,574                    $10,603
5/31/97           $11,118               $13,600               $10,674                    $10,648

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data quoted is for Investor Class only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). The graph begins on 2/29/96, the date closest to the fund's 2/15/96 inception date for which index return data are available.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return lines of the indices do not.

[pie chart]

ASSET ALLOCATION AS OF MAY 31, 1997

Percent of Fund Investments
U.S. Stocks 32%
Foreign Stocks 8%
U.S. Bonds 38%
Foreign Bonds 7%
Money Market
Securities 15%

See page 60 for the fund's neutral asset mix.


Semiannual Report                        Strategic Allocation: Conservative    5


                       STRATEGIC ALLOCATION: CONSERVATIVE

Management Q & A

An interview with Jeff Tyler and Brian Howell, lead portfolio managers on the American Century Strategic Asset Allocation funds management team.

How did the fund perform?

For the six-month period ended May 31, 1997, the fund's Investor Class shares posted a total return of 2.84%, compared with the 4.46% average return of the 57 "Income Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

How did the fund's asset mix change over the past six months?

We maintained a mostly neutral position for the fund. The only significant adjustment we made to the fund's asset mix was to underweight domestic stocks and overweight foreign stocks during the latter half of the six-month period. Increased volatility in the U.S. stock market led us to look abroad, where stock returns were beginning to reflect improving economic conditions.

In particular, we emphasized European stocks (see the chart on the next page), which provided the best equity returns of any region in the world during the period.

But weren't those returns reduced by the stronger U.S. dollar?

That's true, but even after you account for the currency losses, European stock returns were still on par with U.S. stock returns and better than returns in other regions of the world. In addition, we mitigated some of the currency losses by hedging a portion of the fund's foreign investments against European currencies.

What is currency hedging?

It's a strategy designed to reduce or eliminate the negative effects of currency fluctuations on foreign investment returns. When the U.S. dollar strengthens against foreign currencies, gains earned on investments denominated in those currencies translate into fewer dollars; hedging is intended to offset these currency losses.

For the fund, currency hedges typically involve forward currency contracts that allow the fund to lock in a specific exchange rate. This approach removes the effect of currency exchange rates and creates a "pure play" on the foreign securities.

Did you hedge all of the fund's European investments?

No. Although the fund can hedge as much as 100% of its foreign assets, we only hedged about 35% of the fund's European holdings. We felt this was a prudent amount that would help mitigate currency losses while retaining the fund's exposure to non-dollar-denominated investments.

We also hedged a portion of the fund's Japanese holdings early in the period. We removed the hedge in April, when the dollar reached a four-year high against the Japanese yen and Japanese finance ministry officials publicly expressed their desire for a weaker dollar.

What are your plans for the fund's asset allocation structure going forward?

We will likely continue its current positioning--neutral in bonds and cash, underweighted in U.S. stocks and overweighted in foreign stocks. We still think the most attractive opportunities are in the stock markets of Europe, where we see parallels with the U.S. in the early 1990s.


6    Strategic Allocation: Conservative             American Century Investments


                       STRATEGIC ALLOCATION: CONSERVATIVE

Coming out of a recession, U.S. corporations used technological innovation and downsizing to cut costs, improve efficiency and increase productivity. In addition, the rise of temporary employment services and outsourcing changed the nature of the U.S. labor market and lowered the unemployment rate.

Much of Europe is now in the same situation--a weak economic environment and high levels of unemployment are leading to changing labor markets and corporate restructuring. We expect these changes to boost corporate profits in Europe going forward.

What about the U.S. stock market?

We continue to marvel at the resiliency of the U.S. stock market. We've had reservations about the market's stretched valuations for some time, but stock prices have continued to climb. Despite our concerns, we followed our asset allocation model, and the fund's weighting in domestic stocks did not stray too far from neutral.

The danger to U.S. stocks in the second half of 1997 is stronger economic growth, which would likely result in rising inflation and higher interest rates. Higher rates could squeeze corporate earnings, and weaker earnings growth has been responsible for much of the punishment and volatility in the U.S. stock market recently.

FUND'S U.S. STOCKS AS OF MAY 31, 1997
Number of Companies        268
Dividend Yield             2.00%
Price/Earnings Ratio       24.9

                               % of Fund's    % of
                               U.S. Stocks    Fund

Top 5 U.S. Stocks
Exxon Corp.                       2.4%        0.8%
Giant Food Inc. CI A              2.2%        0.7%
Amoco Corp.                       1.7%        0.5%
Mallinckrodt Inc.                 1.7%        0.5%
Florida Progress Corp.            1.6%        0.5%


FUND'S FOREIGN STOCKS AS OF MAY 31, 1997
Number of Companies        64
Dividend Yield             1.31%


                                   % of Fund's   % of
                        Country  Foreign Stocks  Fund

Top 5 Foreign Stocks
Novartis AG            Switzerland    5.2%      0.4%
Volkswagen AG            Germany      4.3%      0.3%
Credit Suisse Group    Switzerland    3.9%      0.3%
Sankyo Co. Ltd.           Japan       3.5%      0.3%
Daimler-Benz AG          Germany      3.2%      0.3%

[pie chart]
Percent of Fund's Foreign Stocks
Europe 65%
Asia/Pacific 28%
Americas
(excluding U.S.) 7%


Semiannual Report                        Strategic Allocation: Conservative    7


                       STRATEGIC ALLOCATION: CONSERVATIVE

We plan to maintain a slightly underweighted position in U.S. stocks going forward. We've also made some adjustments to our investment approach to make the fund's domestic stock allotment more conservative.

Can you elaborate on these adjustments?

The fund's U.S. stock holdings represent a combination of aggressive growth and value stocks, with an emphasis on the more-conservative value style. However, this mix has produced more volatility than we feel is appropriate for a conservative asset allocation fund. As a result, we are adding a quantitative equity component to complement the other two investment styles.

Our quantitative approach employs a highly structured model that ranks stocks based on a variety of performance and risk-related criteria. The ultimate goal is to produce a group of stocks that balance high return potential with the risk characteristics of the S&P 500.

We believe that combining this quantitative strategy with our aggressive growth and value approaches will provide greater stability and balance to the fund's U.S. stock holdings.

Bonds still make up the largest portion of the fund's portfolio. What's your outlook for bonds?

We feel that interest rates have bottomed worldwide, and we expect stable-to-rising interest rates going forward. The Federal Reserve has already raised rates in the U.S., and economic growth is likely to pick up in Europe and Japan by the end of the year.

As a result, our outlook is neutral to somewhat negative for bonds, and we may look to reduce the fund's bond position later this year. We could see fairly flat bond performance worldwide over the next six months, much like the past six months.

[pie charts]

FUND'S U.S. BONDS AS OF MAY 31, 1997
Number of Securities       29
Weighted Average Maturity  12.06 years
Average Duration           4.66 years

Percent of Fund's U.S. Bonds
U.S. Treasury Notes 54%
Mortgage-Backed
Securities 28%
Corporate Bonds 14%
U.S. Treasury Bonds 4%


FUND'S FOREIGN BONDS AS OF MAY 31, 1997
Number of Securities         6
Weighted  Average Maturity   4.89 years
Average Duration             4.23 years

Percent of Fund's Foreign Bonds
Europe 88%
Americas
(excluding U.S.) 12%


8    Strategic Allocation: Conservative             American Century Investments


                            SCHEDULE OF INVESTMENTS
                       STRATEGIC ALLOCATION:CONSERVATIVE

MAY 31, 1997 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

COMMON STOCKS
AEROSPACE & DEFENSE--1.1%
     2,300    Bombardier Inc. ORD                                 $  48,433
     5,100    British Aerospace plc ORD                             103,891
       200    General Dynamics Corp.                                 14,975
     4,100    Litton Industries, Inc.(1)                            185,525
     1,100    Lockheed Martin Corp.                                 102,988
     2,800    Raytheon Co.                                          133,700
     1,200    SIFCO Industries, Inc.                                 17,400
     1,000    Triumph Group, Inc.(1)                                 25,625
                                                                  ---------
                                                                    632,537
                                                                  ---------
AIRLINES--0.2%
       800    AMR Corp.(1)                                           79,500
       100    Delta Air Lines Inc.                                    9,375
                                                                  ---------
                                                                     88,875
                                                                  ---------
AUTOMOBILES & AUTO PARTS--1.6%
       125    Beyerische Motoren Werke (BMW)
                AG ORD                                              102,536
     2,000    Bridgestone Corp. ORD                                  45,269
     2,300    Cooper Tire and Rubber Company                         51,463
     1,900    Daimler-Benz AG ORD                                   146,497
       300    Excel Industries, Inc.                                  5,437
     2,700    Ford Motor Co.                                        101,250
       400    General Motors Corp.                                   22,900
       100    Magna International Inc. Cl A                           5,375
     5,000    Sanden Corp. ORD                                       41,267
     4,300    Superior Industries International, Inc.               109,650
       900    Tower Automotive, Inc.(1)                              35,662
       300    Volkswagen AG ORD                                     194,195
                                                                  ---------
                                                                    861,501
                                                                  ---------
BANKING--2.6%
       600    Banc One Corp.                                         25,950
       200    BankAmerica Corp.                                      23,375
     1,900    Bank of Nova Scotia ORD                                78,985
       700    Chase Manhattan Corp.                                  66,150
       500    Citicorp                                               57,187
    11,000    Credito Italiano ORD                                   16,403

Shares                                                                  Value
--------------------------------------------------------------------------------

     1,400    Deutsche Pfandbrief-und
                Hypothekenbank AG ORD                           $    82,498
       200    First Chicago NBD Corp.                                11,850
       800    First Union Corp.                                      68,700
     4,800    First Virginia Banks, Inc.                            268,800
     4,300    Mercantile Bancorporation Inc.                        253,700
       500    Morgan (J.P.) & Co.                                    53,750
       600    Norwest Corp.                                          32,100
     3,700    PNC Bank Corp.                                        154,937
       200    Pacific Century Financial
                Corporation                                           9,200
     5,112    Royal Bank of Scotland Group plc
                ORD                                                  50,287
       500    Societe Generale ORD                                   55,636
     2,200    Wachovia Corp.                                        133,925
                                                                  ---------
                                                                  1,443,433
                                                                  ---------
BIOTECHNOLOGY--0.6%
       200    Agouron Pharmaceuticals, Inc(1)                        16,038
     1,000    Amgen Inc.                                             66,937
     1,700    Centocor, Inc.(1)                                      59,712
       200    Incyte Pharmaceuticals, Inc.(1)                        13,050
     1,400    PAREXEL International Corp.(1)                         45,763
       700    PathoGenesis Corp.(1)                                  19,206
     2,500    QLT PhotoTherapeutics Inc. ORD(1)                      56,276
       700    Quintiles Transnational Corp.(1)                       43,750
       200    Sangstat Medical Corp.(1)                               4,963
       200    Vertex Pharmaceuticals, Inc.(1)                         8,050
                                                                  ---------
                                                                    333,745
                                                                  ---------
BUILDING & HOME IMPROVEMENTS--0.1%
     1,000    American Woodmark Corp.                                16,313
       400    Hunter Douglas N.V. ORD                                35,338
     1,600    Johns Manville Corp.                                   18,200
       300    Triangle Pacific Corp.(1)                               8,906
                                                                  ---------
                                                                     78,757
                                                                  ---------
BUSINESS SERVICES & SUPPLIES--0.8%
     1,800    AccuStaff, Inc.(1)                                     43,200
       100    Ceridian Corp.(1)                                       3,675
     1,500    Corrections Corp. of America(1)                        54,375
     1,200    F.Y.I. Inc.(1)                                         26,100
       800    Kvaerner ASA ORD                                       45,830
     1,200    Lason, Inc.(1)                                         26,175
     1,000    Market Facts, Inc.                                     12,063

See Notes to Financial Statements


Semiannual Report                        Strategic Allocation: Conservative    9


                            SCHEDULE OF INVESTMENTS
                       STRATEGIC ALLOCATION: CONSERVATIVE

MAY 31, 1997 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

     1,300    NCO Group, Inc.(1)                                  $  43,306
       400    Omnicom Group Inc.                                     23,200
       500    Randstad Holdings N.V. ORD                             50,297
     2,200    Stork N.V. ORD                                         97,467
                                                                  ---------
                                                                    425,688
                                                                  ---------
CHEMICALS & RESINS--1.6%
       300    Akzo Nobel ORD                                         39,982
     1,200    Dow Chemical Co.                                      100,050
       100    du Pont (E.I.) de Nemours & Co.                        10,888
     5,300    Great Lakes Chemical Corp.                            259,037
        50    Henkel KGaA ORD                                         2,621
     4,600    Lubrizol Corp.                                        163,875
    11,300    Millennium Chemicals Inc.                             217,525
     2,900    Nalco Chemical Co.                                    107,663
                                                                  ---------
                                                                    901,641
                                                                  ---------
COMMUNICATIONS EQUIPMENT--1.0%
     2,000    ADC Telecommunications, Inc.(1)                        68,625
       300    Allen Group Inc. (The)(1)                               6,975
       100    Ascend Communications, Inc.(1)                          5,581
       900    Boston Technology, Inc.(1)                             25,875
       600    Comverse Technology, Inc.(1)                           27,375
     1,000    Lucent Technologies Inc.                               63,625
     1,000    Motorola, Inc.                                         66,375
       600    Natural MicroSystems Corp.(1)                          14,738
       700    Nokia Corp. Cl A ADR                                   46,200
     2,100    PairGain Technologies, Inc.(1)                         43,969
       800    SeaChange International, Inc.(1)                       17,450
     2,900    Tellabs, Inc.(1)                                      145,906
                                                                  ---------
                                                                    532,694
                                                                  ---------
COMMUNICATIONS SERVICES--1.2%
     1,400    AT&T Corp.                                             51,625
       600    Ameritech Corp.                                        39,300
     1,700    BellSouth Corp.                                        77,138
     9,300    Frontier Corp.                                        170,888
         7    Nippon Telegraph & Telephone ORD                       66,870
     2,800    SBC Communications Inc.                               163,800
     1,000    Telefonica de Espana ORD                               28,878
     3,100    Worldcom Inc.(1)                                       92,031
                                                                  ---------
                                                                    690,530
                                                                  ---------

Shares                                                                  Value
--------------------------------------------------------------------------------

COMPUTER PERIPHERALS--0.3%
       100    Adaptec, Inc.(1)                                   $    3,681
       300    Cisco Systems Inc.(1)                                  20,269
     1,700    EMC Corp. (Mass.)(1)                                   67,787
     1,100    Quantum Corp.(1)                                       42,831
       100    Seagate Technology, Inc.(1)                             4,063
       100    3Com Corp.(1)                                           4,838
                                                                  ---------
                                                                    143,469
                                                                  ---------
COMPUTER SOFTWARE & SERVICES--0.9%
       100    Adobe Systems Inc.                                      4,478
       300    Cadence Design Systems, Inc.(1)                         9,975
     1,100    HBO & Co.                                              70,606
       500    JDA Software Group, Inc.(1)                            13,781
     1,300    Konami Co., Ltd. ORD                                   46,431
     1,400    McAfee Associates, Inc.(1)                             92,137
       600    Microsoft Corp.(1)                                     74,438
     5,418    Misys plc ORD                                         121,028
       650    Oracle Systems Corp.(1)                                30,347
       100    Parametric Technology Corp.(1)                          4,494
     1,200    Viisage Technology, Inc.(1)                            13,800
                                                                  ---------
                                                                    481,515
                                                                  ---------
COMPUTER SYSTEMS--0.7%
     1,000    Compaq Computer Corp.(1)                              108,250
       300    Hewlett-Packard Co.                                    15,450
     3,000    International Business Machines
                Corp.                                               259,500
       100    Sun Microsystems, Inc.(1)                               3,231
                                                                  ---------
                                                                    386,431
                                                                  ---------
CONSUMER PRODUCTS--0.5%
     1,200    Avon Products, Inc.                                    76,500
     4,000    Canon, Inc. ORD                                       101,553
       800    Colgate-Palmolive Co.                                  49,600
     1,500    Helen of Troy Ltd.(1)                                  39,750
                                                                  ---------
                                                                    267,403
                                                                  ---------
CONTROL & MEASUREMENT--0.1%
       200    Coherent, Inc.(1)                                       8,675
       200    Keyence Corporation ORD                                28,917
     1,300    Molecular Devices Corp.(1)                             19,094
                                                                  ---------
                                                                     56,686
                                                                  ---------

See Notes to Financial Statements


10   Strategic Allocation: Conservative             American Century Investments


                            SCHEDULE OF INVESTMENTS
                       STRATEGIC ALLOCATION: CONSERVATIVE

MAY 31, 1997 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

DIVERSIFIED COMPANIES--0.8%
    10,842    BBA Group plc ORD                                 $    59,459
       800    General Electric Co. (U.S.)                            48,300
     5,240    Granada Group plc ORD                                  74,441
     1,000    Honeywell Inc.                                         72,750
     5,136    Siebe plc ORD                                          80,794
     1,400    Tyco International Ltd.                                88,900
                                                                  ---------
                                                                    424,644
                                                                  ---------
EDUCATION--0.1%
       950    Apollo Group Inc. Cl A(1)                              33,428
     1,000    Learning Tree International, Inc.(1)                   39,250
                                                                  ---------
                                                                     72,678
                                                                  ---------
ELECTRICAL & ELECTRONIC
COMPONENTS--2.7%
     6,900    AMP, Inc.                                             283,762
     1,400    Advantest Corp. ORD                                    95,426
       800    ANADIGICS, Inc.(1)                                     26,500
     3,300    Anicom, Inc.(1)                                        31,144
       100    Franklin Electronic Co., Inc.                           4,750
     2,000    Hoya Corp. ORD                                         91,054
       600    II-VI, Inc.(1)                                         11,550
       400    Innovex, Inc.                                          11,200
       700    Intel Corp.                                           106,006
       800    JPM Co. (The)(1)                                       24,400
       500    Jabil Circuit, Inc.(1)                                 29,281
       500    Lattice Semiconductor Corp.(1)                         28,938
     1,000    Nintendo Co., Ltd. ORD                                 78,317
     1,700    Phillips Electronics N.V.                              95,200
     1,200    REMEC, Inc.(1)                                         35,175
     1,000    Rohm Co. Ltd. ORD                                     104,135
       600    SGL CARBON Aktiengesellschaft
                ORD                                                  86,895
       300    Sanmina Corp.(1)                                       17,381
       900    Schneider SA ORD(1)                                    43,323
       600    Siemens AG ORD                                         33,889
     1,100    Sipex Corp.(1)                                         32,725
       800    Sony Corp. ORD                                         67,542
     1,000    Texas Instruments Inc.                                 89,875
     1,900    Vitesse Semiconductor Corp.(1)                         68,281
                                                                  ---------
                                                                  1,496,749
                                                                  ---------

Shares                                                                  Value
--------------------------------------------------------------------------------

ENERGY (PRODUCTION & MARKETING)--3.7%
     3,400    Amoco Corp.                                       $   303,875
       800    Atlantic Richfield Co.                                116,400
     1,660    British-Borneo Petroleum
                Syndicate plc ORD                                    34,564
     3,500    Burlington Resources Inc.                             162,750
     4,200    Cairn Energy plc ORD(1)                                36,048
     2,200    Chevron Corp.                                         154,000
     7,200    Exxon Corp.                                           426,600
     3,400    MAPCO Inc.                                            107,950
     3,500    Murphy Oil Corp.                                      162,312
     1,800    Rigel Energy Corp. ORD(1)                              22,481
    12,700    Santos Ltd. ORD                                        51,986
     8,800    Seagull Energy Corp.(1)                               158,400
     1,000    Talisman Energy, Inc. ORD(1)                           32,785
     1,200    Texaco Inc.                                           130,950
       200    Union Texas Petroleum Holdings,
                Inc.                                                  4,025
     2,000    Unocal Corp.                                           85,250
     6,500    Woodside Petroleum Limited ORD                         54,821
                                                                  ---------
                                                                  2,045,197
                                                                  ---------
ENERGY (SERVICES)--0.8%
     1,400    Baker Hughes Inc.                                      52,500
       300    Diamond Offshore Drilling, Inc.(1)                     21,338
       800    Hvide Marine, Inc.(1)                                  19,000
       900    Marine Drilling Companies, Inc.(1)                     18,056
     1,900    Noble Drilling Corp.(1)                                41,325
       400    Oceaneering International, Inc.(1)                      6,800
       100    Rowan Companies, Inc.(1)                                2,313
       400    Schlumberger Ltd.                                      47,650
     2,700    Smedvig ASA Cl A ORD                                   65,966
     1,500    Smith International, Inc.(1)                           78,562
     1,400    Tidewater Inc.                                         58,975
       300    Trico Marine Services, Inc.(1)                         11,325
                                                                  ---------
                                                                    423,810
                                                                  ---------
ENVIRONMENTAL SERVICES--0.8%
     8,600    Browning-Ferris Industries, Inc.                      281,650
     1,400    Superior Services Inc.(1)                              30,800
     1,500    USA Waste Services, Inc.(1)                            54,375
     1,400    U.S. Filter Corp.(1)                                   44,100
       900    United Waste Systems, Inc.(1)                          34,369
                                                                  ---------
                                                                    445,294
                                                                  ---------
See Notes to Financial Statements


Semiannual Report                        Strategic Allocation: Conservative   11


                            SCHEDULE OF INVESTMENTS
                       STRATEGIC ALLOCATION: CONSERVATIVE

MAY 31, 1997 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

FINANCIAL SERVICES--1.0%
     3,100    BHW Holding AG ORD(1)                               $  54,202
       300    Bear Stearns Companies Inc.                             9,750
     1,400    Credit Suisse Group ORD(1)                            176,115
     2,300    Federal National Mortgage
                Association                                         100,337
       300    Green Tree Financial Corp.                             10,500
     1,116    ING Groep N.V. ORD                                     49,384
       200    Lehman Brothers Holdings, Inc.                          8,075
       300    Merrill Lynch & Co., Inc.                              31,800
       200    Morgan Stanley Group, Inc.                             13,500
       700    Rental Service Corp.(1)                                15,225
     1,000    Salomon Inc.                                           53,625
        50    Takefuji Corporation ORD                                2,337
       866    Travelers Group, Inc.                                  47,522
                                                                  ---------
                                                                    572,372
                                                                  ---------
FOOD & BEVERAGE--1.2%
    13,525    Archer-Daniels-Midland Co.                            270,500
       300    Interstate Bakeries Corp.                              16,125
       600    Lance, Inc.                                            11,738
       300    Michael Foods, Inc.                                     4,256
       100    Nestle S.A. ORD                                       124,558
     2,200    Northland Cranberries, Inc.                            28,462
    10,000    Ralcorp Holdings, Inc.(1)                             121,250
     2,900    Universal Foods Corp.                                 104,037
                                                                  ---------
                                                                    680,926
                                                                  ---------
FURNITURE & FURNISHINGS--0.1%
     1,300    Miller (Herman), Inc.                                  46,312
                                                                  ---------
HEALTHCARE--0.7%
     1,100    Health Management
                Associates, Inc.(1)                                  32,175
     5,900    Humana Inc.(1)                                        133,487
       200    Lincare Holdings Inc.(1)                                7,788
       700    Oxford Health Plans, Inc.(1)                           49,219
       100    PhyCor, Inc.(1)                                         2,856
     1,900    Quorum Health Group, Inc.(1)                           67,569
     1,500    Tenet Healthcare Corp.(1)                              41,250
     1,200    United Healthcare Corp.                                67,800
                                                                  ---------
                                                                    402,144
                                                                  ---------

Shares                                                                  Value
--------------------------------------------------------------------------------

INDUSTRIAL EQUIPMENT & MACHINERY--0.5%
       100    Caterpillar Inc.                                $       9,762
     4,400    Cooper Industries, Inc.                               224,400
       400    Ingersoll-Rand Co.                                     21,800
       100    Mannesmann AG ORD                                      40,692
                                                                  ---------
                                                                    296,654
                                                                  ---------
INSURANCE--2.6%
     1,000    AXA-UAP ORD                                            59,975
     1,700    Allstate Corp.                                        125,163
       200    American International Group, Inc.                     27,075
     1,513    Assurantieconcern Stad Rotterdam
                ORD                                                  67,819
     2,300    CNA Financial Corp.(1)                                235,462
     2,600    Chubb Corp. (The)                                     158,600
     2,100    Conseco Inc.                                           84,000
       300    General Re Corp.                                       52,575
       300    ITT Hartford Group, Inc.                               23,400
       400    Lincoln National Corp.                                 24,350
     2,600    NAC Re Corp.                                          103,675
       100    Ohio Casualty Corp.                                     4,125
     3,800    SAFECO Corp.                                          165,062
     1,000    Sampo Insurance Company Ltd.
                ORD                                                  87,417
     1,200    Skandia Forsakrings AB ORD                             42,406
     1,900    St. Paul Companies, Inc.                              136,088
       700    UNUM Corp.                                             55,388
                                                                  ---------
                                                                  1,452,580
                                                                  ---------
LEISURE--0.3%
       700    Doubletree Corp.(1)                                    31,456
       400    HFS, Inc.(1)                                           21,550
     1,300    Hilton Hotels Corporation                              36,725
       500    King World Productions, Inc.                           18,812
       200    WMS Industries Inc.(1)                                  4,150
     3,000    Yamaha Corp. ORD                                       57,059
                                                                  ---------
                                                                    169,752
                                                                  ---------
MACHINERY & EQUIPMENT--0.3%
       600    Applied Materials, Inc.(1)                             39,113
       300    Cymer, Inc.(1)                                         15,900
     1,000    Diebold, Inc.                                          37,500
     2,300    Intevac, Inc.(1)                                       36,512
       100    Timken Co.                                              6,863
     1,000    Veeco Instruments Inc.(1)                              41,500
                                                                  ---------
                                                                    177,388
                                                                  ---------
See Notes to Financial Statements


12   Strategic Allocation: Conservative             American Century Investments


                            SCHEDULE OF INVESTMENTS
                       STRATEGIC ALLOCATION: CONSERVATIVE

MAY 31, 1997 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

MEDICAL EQUIPMENT & SUPPLIES--0.3%
       400    Hillenbrand Industries, Inc.                     $     18,850
     1,200    Sabratek Corp.(1)                                      32,025
     1,600    SeaMED Corp.(1)                                        27,600
     3,000    Terumo Corporation ORD                                 52,928
       100    Thermo Instrument Systems Inc.(1)                       3,425
       200    US Surgical Corp.                                       6,750
                                                                  ---------
                                                                    141,578
                                                                  ---------
METALS & MINING--0.2%
     1,500    Reynolds Metals Co.                                   101,813
       300    Vulcan Materials Co.                                   21,900
       100    Zeigler Coal Holding Co.                                2,325
       100    Zurn Industries, Inc.                                   2,650
                                                                  ---------
                                                                    128,688
                                                                  ---------
OFFICE EQUIPMENT & SUPPLIES--0.2%
     1,700    Xerox Corp.                                           115,175
                                                                  ---------
PAPER & FOREST PRODUCTS--0.9%
     3,300    Chesapeake Corp.                                      110,550
     1,300    Rayonier, Inc.                                         55,738
     2,000    Uni-Charm Corporation ORD                              67,473
     2,600    Union Camp Corp.                                      136,500
     3,500    Westvaco Corp.                                        109,375
                                                                  ---------
                                                                    479,636
                                                                  ---------
PERSONAL SERVICES--0.1%
     1,900    Stewart Enterprises, Inc. Cl A                         63,769
                                                                  ---------
PHARMACEUTICALS--2.3%
       700    Abbott Laboratories                                    44,100
       400    Bristol-Myers Squibb Co.                               29,350
     2,400    Dura Pharmaceuticals, Inc.(1)                          95,850
     1,300    Lilly (Eli) & Co.                                     120,900
     8,000    Mallinckrodt Inc.                                     299,000
       850    Medicis Pharmaceutical Corp.(1)                        28,953
     1,400    Merck & Co., Inc.                                     125,825
       174    Novartis AG ORD                                       237,049
     1,500    Omnicare, Inc.                                         42,937
     1,500    Pharmacia & Upjohn Inc.                                51,937
     5,000    Sankyo Company, Ltd. ORD                              158,785
       600    Warner-Lambert Co.                                     60,450
       200    Watson Pharmaceuticals Inc.(1)                          7,863
                                                                  ---------
                                                                  1,302,999
                                                                  ---------

Shares                                                                  Value
--------------------------------------------------------------------------------

PRINTING & PUBLISHING--0.5%
     2,000    Banta Corp.                                         $  55,250
       100    Bowne & Co., Inc.                                       2,988
     2,000    McClatchy Newspapers, Inc.                             55,750
       500    Meredith Corp.                                         12,937
     2,200    Moore Corporation Ltd. ORD                             49,203
     4,800    VNU Tijdschriftengroep Nederland
                ORD                                                 108,579
                                                                  ---------
                                                                    284,707
                                                                  ---------
RAILROADS--0.4%
     4,400    CSX Corp.                                             233,200
                                                                  ---------
RESTAURANTS--0.1%
       400    Boston Chicken, Inc.(1)                                 7,225
       500    Logan's Roadhouse, Inc.(1)                             11,688
       200    Lone Star Steakhouse &
                Saloon, Inc.(1)                                       4,588
     1,000    PJ America, Inc.(1)                                    17,500
     1,000    Rainforest Cafe, Inc.(1)                               24,437
                                                                  ---------
                                                                     65,438
                                                                  ---------
RETAIL (APPAREL)--0.3%
       800    Genesco Inc.(1)                                        11,000
       600    Gucci Group N.V.                                       41,850
       900    Hot Topic, Inc.(1)                                     25,987
     1,500    Jones Apparel Group, Inc.(1)                           70,312
     1,200    Ross Stores, Inc.                                      34,125
                                                                  ---------
                                                                    183,274
                                                                  ---------
RETAIL (FOOD & DRUG)--1.2%
     5,800    Albertson's, Inc.                                     194,300
     1,440    Circle K Japan Co., Ltd. ORD                           76,960
    11,600    Giant Food Inc. Cl A                                  382,075
       400    Universal Corp.                                        14,550
                                                                  ---------
                                                                    667,885
                                                                  ---------
RETAIL (GENERAL MERCHANDISE)--1.2%
       800    Consolidated Stores Corp.(1)                           30,600
     8,000    Dillard Department Stores, Inc. Cl A                  270,000
     1,400    Family Dollar Stores, Inc.                             36,050
       300    Fingerhut Companies, Inc.                               5,288
     1,300    Kohl's Corp.(1)                                        70,037
     4,200    Penney (J.C.) Company, Inc.                           216,300
       100    Pinault-Printemps-Redoute SA
                ORD                                                  42,009
                                                                  ---------
                                                                    670,284
                                                                  ---------

See Notes to Financial Statements


Semiannual Report                        Strategic Allocation: Conservative   13


                            SCHEDULE OF INVESTMENTS
                       STRATEGIC ALLOCATION: CONSERVATIVE

MAY 31, 1997 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

RETAIL (SPECIALTY)--0.2%
     1,500    Action Performance Cos. Inc.(1)                $       36,094
     1,700    Cortefiel, S.A. ORD                                    62,867
       600    Home Depot, Inc.                                       37,800
                                                                  ---------
                                                                    136,761
                                                                  ---------
RUBBER & PLASTICS(2)
       200    Carlisle Companies, Inc.                                6,100
                                                                  ---------
STEEL(2)
       300    Intermet Corp.                                          4,125
       400    USX-Marathon Group                                     11,900
                                                                  ---------
                                                                     16,025
                                                                  ---------
TEXTILES & APPAREL--0.2%
       700    Sport-Haley, Inc.(1)                                   13,213
       300    Timberland Co. (The)(1)                                17,587
     2,400    Wolverine World Wide, Inc.                             62,100
                                                                  ---------
                                                                     92,900
                                                                  ---------
TOBACCO--0.2%
       600    Consolidated Cigar Holdings, Inc.(1)                   18,150
       400    Fortune Brands Pty. Ltd.(1)                            19,600
       600    General Cigar Holdings, Inc.(1)                        17,700
       900    Philip Morris Companies Inc.                           39,600
                                                                  ---------
                                                                     95,050
                                                                  ---------
TRANSPORTATION--0.2%
     1,200    Allied Holdings, Inc.(1)                               11,850
     5,014    Stagecoach Holdings plc ORD                            54,995
     1,200    XTRA Corp.                                             51,450
                                                                  ---------
                                                                    118,295
                                                                  ---------
UTILITIES--2.4%
     9,900    Florida Progress Corp.                                290,812
       700    General Public Utilities Corp.                         24,500
    10,100    New York State Electric & Gas
                Corp.                                               219,675
     4,500    Potomac Electric Power                                103,500
     1,600    Public Service Enterprise Group Inc.                   39,600
     6,300    Texas Utilities Electric Co.                          216,563
     5,600    Union Electric Co.                                    205,100
     9,800    Wisconsin Energy Corp.                                236,425
                                                                  ---------
                                                                  1,336,175
                                                                  ---------
TOTAL COMMON STOCKS--39.8%                                       22,169,344
   (Cost  $19,853,567)                                           ----------

Shares/Principal Amount                                                 Value
--------------------------------------------------------------------------------

PREFERRED STOCKS--0.1%
CHEMICALS & RESINS
     1,050    Henkel KGaA ORD                                $       59,349
                                                                  ---------
   (Cost $48,751)

U.S. TREASURY SECURITIES
$2,200,000    U.S. Treasury Note, 5.00%,
                2/15/99                                           2,160,136
 3,250,000    U.S. Treasury Note, 6.375%,
                3/31/01                                           3,239,860
   335,000    U.S. Treasury Note, 6.625%,
                7/31/01                                             336,779
 2,145,000    U.S. Treasury Note, 7.50%,
                5/15/02                                           2,234,832
   300,000    U.S. Treasury Note, 5.875%,
                11/15/05                                            284,625
 3,040,000    U.S  Treasury Note, 7.00%,
                7/15/06                                           3,103,658
   875,000    U.S. Treasury Bond, 6.75%,
                8/15/26                                             851,760
                                                                  ---------
TOTAL U.S. TREASURY SECURITIES--21.9%                            12,211,650
   (Cost  $12,235,548)                                           ----------

MORTGAGE-BACKED SECURITIES(3)
   236,816    FNMA Pool #369034, 6.50%,
                2/1/12                                              231,296
   525,170    FNMA Pool #377181, 6.50%,
                4/1/12                                              512,928
   946,157    FNMA Pool #378039, 6.50%,
                5/1/12                                              924,102
    97,783    FNMA Pool #250576, 7.00%,
                6/1/26                                               95,307
 1,003,167    FNMA Pool #373510, 7.50%,
                3/1/27                                            1,000,559
   264,252    GNMA Pool #392995, 8.75%,
                3/15/25                                             276,014
   193,198    GNMA Pool #372335, 7.50%,
                4/15/25                                             192,665
   148,517    GNMA Pool #001991, 9.00%,
                4/20/25                                             155,100
   526,784    GNMA Pool #416856, 7.50%,
                10/15/25                                            526,094

See Notes to Financial Statements


14   Strategic Allocation: Conservative             American Century Investments


                            SCHEDULE OF INVESTMENTS
                       STRATEGIC ALLOCATION: CONSERVATIVE

MAY 31, 1997 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------

$  294,140    GNMA Pool #422006, 7.50%,
                5/15/26                                         $   293,328
   100,060    GNMA Pool #402682, 7.50%,
                6/15/26                                              99,784
 1,664,034    GNMA Pool #431942, 8.25%,
                7/15/26                                           1,708,481
                                                                  ---------
TOTAL MORTGAGE-BACKED
SECURITIES--10.8%                                                 6,015,658
                                                                  ---------
   (Cost  $5,989,676)

CORPORATE BONDS
AEROSPACE & DEFENSE--0.9%
   200,000    Lockheed Martin Corp., 6.85%,
                5/15/01                                             200,000
   300,000    Lockheed Martin Corp., 7.25%,
                5/15/06                                             301,125
                                                                  ---------
                                                                    501,125
                                                                  ---------
BANKING--1.9%
   550,000    Citicorp, 7.125%, 5/15/06                             545,875
   500,000    First Bank System Inc., 7.625%,
                5/1/05                                              512,500
                                                                  ---------
                                                                  1,058,375
                                                                  ---------
ENERGY (PRODUCTION & MARKETING)--0.9%
   500,000    Enron Corp., 6.75%, 7/1/05                            482,500
                                                                  ---------
FINANCIAL SERVICES--0.3%
   200,000    Ford Motor Credit Co., 6.125%,
                1/9/06                                              185,750
                                                                  ---------
METALS & MINING--0.2%
   100,000    Alcan Aluminium Ltd., 5.875%,
                4/1/00                                               98,125
                                                                  ---------
RETAIL (GENERAL MERCHANDISE)--0.2%
   100,000    Sears, Roebuck and Co., 6.00%,
                5/1/00                                               98,125
                                                                  ---------
TOBACCO--0.4%
   250,000    Philip Morris Companies Inc.,
                6.80%, 12/1/03                                      244,375
                                                                  ---------
UTILITIES--0.5%
   250,000    Virginia Electric & Power, 8.00%,
                3/1/04                                              263,437
                                                                  ---------
TOTAL CORPORATE BONDS--5.3%                                       2,931,812
                                                                  ---------
   (Cost  $2,923,467)

Principal Amount                                                        Value
--------------------------------------------------------------------------------

SOVEREIGN GOVERNMENTS & AGENCIES
DEM1,200,000 Bundesobligation, 5.875%,
               5/15/00                                        $     737,239
DEM1,750,000 Federal Republic of Germany,
               6.00%, 9/15/03                                     1,066,828
CAD600,000 Government of Canada, 7.25%,
               6/1/03                                               461,235
FRF1,500,000 Government of France, 8.50%,
               4/25/03                                              304,520
ITL75,000,000  Republic of Italy, 3.50%,
               6/20/01                                              684,598
GBP300,000 United Kingdom Treasury,
               8.00%, 6/10/03                                       512,139
                                                                  ---------
TOTAL SOVEREIGN
GOVERNMENTS & AGENCIES--6.8%                                      3,766,559
                                                                  ---------
   (Cost  $3,911,670)

COMMERCIAL PAPER(4)
BANKING--1.8%
$1,000,000    Spintab-Swedmortgage AB, 5.39%,
                6/30/97                                             995,449
                                                                  ---------
FINANCIAL SERVICES--8.3%
 1,163,000    Bass Finance (C.I.) Ltd., 5.43%,
                6/13/97                                           1,160,849
 3,500,000    Hitachi Credit America Corp.,
                5.40%-5.45%, 6/25/97
                through 7/17/97                                   3,483,350
                                                                  ---------
                                                                  4,644,199
                                                                  ---------
UTILITIES--1.8%
 1,000,000    Southern California Gas Co., 5.42%,
                7/7/97 (Acquired 4/4/97,
                $985,456)(5)                                        994,430
                                                                  ---------
TOTAL COMMERCIAL PAPER--11.9%                                     6,634,078
                                                                  ---------
   (Cost $6,634,078)

TEMPORARY CASH INVESTMENTS--3.4%
   Repurchase Agreement, Morgan (J.P.) & Co. Inc.,
      (U.S. Treasury obligations), in a joint trading
      account at 5.50%, dated 5/30/97, due
      6/2/97 (Delivery value $1,900,871)                          1,900,000
                                                                  ---------
   (Cost $1,900,000)
TOTAL INVESTMENT SECURITIES--100.0%                             $55,688,450
                                                                ===========
   (Cost  $53,496,757)

See Notes to Financial Statements


Semiannual Report                        Strategic Allocation: Conservative   15


                            SCHEDULE OF INVESTMENTS
                       STRATEGIC ALLOCATION: CONSERVATIVE

MAY 31, 1997 (UNAUDITED)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
     Contracts          Settlement                        Unrealized
      to Sell              Date           Value              (Loss)
--------------------------------------------------------------------
      191,406   CHF       6/30/97       $135,940          $  (6,157)
    1,120,704   DEM       6/30/97        658,359            (13,039)
      768,768   FRF       6/30/97        133,671             (2,023)
      113,679   GBP       6/30/97        186,270             (1,865)
      225,166   NLG       6/30/97        177,567             (1,807)
                                      ------------------------------
                                      $1,291,807           $(24,891)
                                      ==============================
(Value on Settlement Date $1,266,916)

Notes to Schedule of Investments
ADR = American Depositary Receipt
CAD = Canadian Dollar
CHF = Swiss Franc
DEM = German Mark
FNMA = Federal National Mortgage Association
FRF = French Franc
GBP = British Pound
GNMA = Government National Mortgage Association
ITL = Italian Lira
JPY = Japanese Yen
NLG = Netherlands Guilder
ORD = Foreign Ordinary Share
(1) Non-income producing.
(2) Industry is less than 0.05% of the Fund's total investment securities.
(3) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.
(4) The rates for commercial paper are the yield to maturity at May 31, 1997.
(5) Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 1997, was $994,430, which represented 1.8% of net assets.

See Notes to Financial Statements


16   Strategic Allocation: Conservative             American Century Investments

                         STRATEGIC ALLOCATION: MODERATE

TOTAL RETURNS AS OF MAY 31, 1997
                                                                                        AVERAGE ANNUAL RETURNS
                                                                        6 MONTHS        1 YEAR     LIFE OF FUND
INVESTOR CLASS (inception 2/15/96)
Strategic Allocation: Moderate ........................................    4.06%        10.92%         11.02%
S&P 500 ...............................................................   13.17%        29.48%         25.38%
Lehman Aggregate Bond Index ...........................................    0.94%         8.32%          5.36%(1)
Three-Month U.S. Treasury Bill ........................................    2.56%         5.17%          5.15%(1)
Average Balanced Fund(2) ..............................................    5.98%        16.15%         13.61%
Fund's Ranking Among Balanced Funds(2) ................................    --       269 out of 301  238 out of 289

ADVISOR CLASS (inception 10/2/96)
Strategic Allocation: Moderate ........................................    3.91%          --            7.48%
S&P 500 ...............................................................   13.17%          --           23.44%
Lehman Aggregate Bond Index ...........................................    0.94%          --            4.94%
Three-Month U.S. Treasury Bill ........................................    2.56%          --            3.41%

(1) Since 2/29/96, the date closest to the fund's inception for which index return data are available.

(2)  According to Lipper Analytical Services.

See pages 57, 60 and 61 for more information about returns, share classes, the comparative indices and Lipper fund rankings.

[line graph - data below]

GROWTH OF $10,000 OVER THE LIFE OF THE FUND (Investor Class)
Value on 5/31/97

$10,000 investment made 2/29/96

             Strategic: Moderate         S&P 500     Lehman Aggregate Bond Index   3-Month T-Bill Index
2/29/96           $10,000               $10,000               $10,000                    $10,000
3/31/96           $10,081               $10,133                $9,930                    $10,041
4/30/96           $10,314               $10,269                $9,875                    $10,082
5/31/96           $10,394               $10,504                $9,855                    $10,125
6/30/96           $10,411               $10,586                $9,987                    $10,167
7/31/96           $10,085               $10,102               $10,014                    $10,211
8/30/96           $10,309               $10,292                $9,997                    $10,254
9/30/96           $10,650               $10,911               $10,172                    $10,297
10/31/96          $10,773               $11,197               $10,397                    $10,339
11/30/96          $11,080               $12,018               $10,575                    $10,382
12/31/96          $11,019               $11,822               $10,477                    $10,425
1/31/97           $11,204               $12,544               $10,509                    $10,469
2/28/97           $11,122               $12,619               $10,535                    $10,513
3/31/97           $10,825               $12,141               $10,418                    $10,558
4/30/97           $10,990               $12,847               $10,574                    $10,603
5/31/97           $11,530               $13,600               $10,674                    $10,648


Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data quoted is for Investor Class only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). The graph begins on 2/29/96, the date closest to the fund's
2/15/96 inception date for which index return data are available.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return lines of the indices do not.

[pie chart]

ASSET ALLOCATION AS OF MAY 31, 1997
Percent of Fund Investments
U.S. Stocks 44%
Foreign Stocks 15%
U.S. Bonds 22%
Foreign Bonds 8%
Money Market
Securities 11%

See page 60 for the fund's neutral asset mix.


Semiannual Report                            Strategic Allocation: Moderate   17


                         STRATEGIC ALLOCATION: MODERATE

Management Q & A

An interview with Jeff Tyler and Brian Howell, lead portfolio managers on the American Century Strategic Asset Allocation funds management team.

How did the fund perform?

For the six-month period ended May 31, 1997, the fund's Investor Class shares posted a total return of 4.06%, compared with the 5.98% average return of the 338 "Balanced Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

How did the fund's asset mix change over the past six months?

The fund was underweighted in cash and overweighted in foreign stocks for most of the period. We brought the fund's cash position back to neutral by the end of the period.

We retained the fund's overweighting in foreign equities by underweighting U.S. stocks. Increased volatility in the U.S. stock market led us to look abroad, where stock returns were beginning to reflect improving economic conditions. In particular, we emphasized European stocks (see the chart on the next page), which provided the best equity returns of any region in the world during the period.

But weren't those returns reduced by the stronger U.S. dollar?

That's true, but even after you account for the currency losses, European stock returns were still on par with U.S. stock returns and better than returns in other regions of the world. In addition, we mitigated some of the currency losses by hedging a portion of the fund's foreign investments against European currencies.

What is currency hedging?

It's a strategy designed to reduce or eliminate the negative effects of currency fluctuations on foreign investment returns. When the U.S. dollar strengthens against foreign currencies, gains earned on investments denominated in those currencies translate into fewer dollars; hedging is intended to offset these currency losses.

For the fund, currency hedges typically involve forward currency contracts that allow the fund to lock in a specific exchange rate. This approach removes the effect of currency exchange rates and creates a "pure play" on the foreign securities.

Did you hedge all of the fund's European investments?

No. Although the fund can hedge as much as 100% of its foreign assets, we only hedged about 35% of the fund's European holdings. We felt this was a prudent amount that would help mitigate currency losses while retaining the fund's exposure to non-dollar-denominated investments.

We also hedged a portion of the fund's Japanese holdings early in the period. We removed the hedge in April, when the dollar reached a four-year high against the Japanese yen and Japanese finance ministry officials publicly expressed their desire for a weaker dollar.

What are your plans for the fund's asset allocation structure going forward?

We will likely continue its current positioning--neutral in bonds and cash, underweighted in U.S. stocks and overweighted in foreign stocks. We still think the most attractive opportunities are in the stock markets of Europe, where we see parallels with the U.S. in the early 1990s.


18   Strategic Allocation: Moderate                 American Century Investments


                         STRATEGIC ALLOCATION: MODERATE

Coming out of a recession, U.S. corporations used technological innovation and downsizing to cut costs, improve efficiency and increase productivity. In addition, the rise of temporary employment services and outsourcing changed the nature of the U.S. labor market and lowered the unemployment rate.

Much of Europe is now in the same situation--a weak economic environment and high levels of unemployment are leading to changing labor markets and corporate restructuring. We expect these changes to boost corporate profits in Europe going forward.

What about the U.S. stock market?

We continue to marvel at the resiliency of the U.S. stock market. We've had reservations about the market's stretched valuations for some time, but stock prices have continued to climb. Despite our concerns, we followed our asset allocation model, and the fund's weighting in domestic stocks did not stray too far from neutral.

The danger to U.S. stocks in the second half of 1997 is stronger economic growth, which would likely result in rising inflation and higher interest rates. Higher rates could squeeze corporate earnings, and weaker earnings growth has been responsible for much of the punishment and volatility in the U.S. stock market recently.

FUND'S U.S. STOCKS AS OF MAY 31, 1997
Number of Companies        307
Dividend Yield             1.74%
Price/Earnings Ratio       26.5

                               % of Fund's    % of
                               U.S. Stocks    Fund

Top 5 U.S. Stocks
Exxon Corp.                       1.7%        0.8%
Giant Food Inc. CI A              1.5%        0.7%
Amoco Corp.                       1.4%        0.6%
IBM Corp.                         1.3%        0.6%
Browning-Ferris Industries, Inc.  1.2%        0.5%

FUND'S FOREIGN STOCKS AS OF MAY 31, 1997
Number of Companies        149
Dividend Yield             1.32%


                                       % of Fund's     % of
                         Country     Foreign Stocks    Fund

Top 5 Foreign Stocks
Novartis AG            Switzerland        2.8%         0.4%
Volkswagen AG            Germany          2.6%         0.4%
Daimler-Benz AG          Germany          2.6%         0.4%
Credit Suisse Group    Switzerland        2.2%         0.3%
HSBC Holdings plc       Hong Kong         2.2%         0.3%

[pie chart]

Percent of Fund's Foreign Stocks
Europe 68%
Asia/Pacific 26%
Americas
(excluding U.S.) 6%


Semiannual Report                            Strategic Allocation: Moderate   19


                         STRATEGIC ALLOCATION: MODERATE

We plan to maintain a slightly underweighted position in U.S. stocks going forward. We've also made some adjustments to our investment approach to give the fund's domestic stock allotment more balance.

Can you elaborate on these adjustments?

The fund's U.S. stock holdings represent a combination of aggressive growth and value stocks. However, this mix has produced more volatility than we feel is appropriate for the fund. As a result, we are adding a quantitative equity component to complement the other two investment styles.

Our quantitative approach employs a highly structured model that ranks stocks based on a variety of performance and risk-related criteria. The ultimate goal is to produce a group of stocks that balance high return potential with the risk characteristics of the S&P 500.

We believe that combining this quantitative strategy with our aggressive growth and value approaches will provide greater stability and balance to the fund's U.S. stock holdings.

What's your outlook for bonds?

We feel that interest rates have bottomed worldwide, and we expect stable-to-rising interest rates going forward. The Federal Reserve has already raised rates in the U.S., and economic growth is likely to pick up in Europe and Japan by the end of the year.

As a result, our outlook is neutral to somewhat negative for bonds, and we may look to reduce the fund's bond position later this year. We could see fairly flat bond performance worldwide over the next six months, much like the past six months.

[pie charts]

FUND'S U.S. BONDS AS OF MAY 31, 1997
Number of Securities       45
Weighted Average Maturity  11.05 years
Average Duration           4.57 years

Percent of Fund's U.S. Bonds
U.S. Treasury Notes 45%
Mortgage-Backed
Securities 26%
Corporate Bonds 22%
U.S. Treasury Bonds 7%

FUND'S FOREIGN BONDS AS OF MAY 31, 1997
Number of Securities 8
Weighted  Average Maturity 4.87 years
Average Duration 4.21 years

Percent of Fund's Foreign Bonds
Europe 91%
Americas
(excluding U.S.) 9%


20   Strategic Allocation: Moderate                 American Century Investments


                            SCHEDULE OF INVESTMENTS
                         STRATEGIC ALLOCATION: MODERATE

MAY 31, 1997 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

COMMON STOCKS
AEROSPACE & DEFENSE--1.7%
     1,100    Boeing Co.                                       $   115,775
     5,500    Bombardier Inc. ORD                                  115,819
    16,000    British Aerospace plc ORD                            325,933
    18,500    Cobham PLC ORD                                       198,666
       500    Falck A/S ORD                                        137,021
     1,100    General Dynamics Corp.                                82,362
    11,000    Litton Industries, Inc.(1)                           497,750
     2,800    Lockheed Martin Corp.                                262,150
     7,100    Raytheon Co.                                         339,025
     6,000    SIFCO Industries, Inc.                                87,000
     6,300    Triumph Group, Inc.(1)                               161,438
                                                                ----------
                                                                 2,322,939
                                                                ----------
AIRLINES--0.2%
     1,800    AMR Corp.(1)                                         178,875
     1,100    Delta Air Lines Inc.                                 103,125
                                                                ----------
                                                                   282,000
                                                                ----------
AUTOMOBILES & AUTO PARTS--2.0%
       300    Beyerische Motoren Werke
                (BMW) AG ORD                                       246,086
     6,000    Bridgestone Corp. ORD                                135,806
     5,800    Cooper Tire and Rubber Company                       129,775
     6,700    Daimler-Benz AG ORD                                  516,593
       900    Excel Industries, Inc.                                16,313
     7,000    Ford Motor Co.                                       262,500
     2,500    General Motors Corp.                                 143,125
     1,200    ITT Industries, Inc.                                  29,700
       900    Kiekert AG ORD(1)                                     38,997
     8,000    MBM Resources Berhad ORD                              18,623
     1,700    Magna International Inc. Cl A                         91,375
       100    Porsche AG ORD                                       120,786
    11,000    Sanden Corp. ORD                                      90,787
    10,700    Superior Industries International, Inc.              272,850
     4,300    Tower Automotive, Inc.(1)                            170,388
       800    Volkswagen AG ORD                                    517,854
                                                                ----------
                                                                 2,801,558
                                                                ----------

Shares                                                                  Value
--------------------------------------------------------------------------------

BANKING--3.8%
     2,800    Banc One Corp.                                   $   121,100
     4,800    Bank of Nova Scotia ORD                              199,543
     1,100    BankAmerica Corp.                                    128,563
       900    Bankers Trust New York Corp.                          76,163
     2,900    Banque Nationale de Paris ORD(1)                     119,258
     3,300    Chase Manhattan Corp.                                311,850
     2,400    Citicorp                                             274,500
    27,100    Credito Italiano ORD                                  40,410
     2,900    Deutsche Pfandbrief-und
                Hypothekenbank AG ORD                              170,888
     2,300    First Chicago NBD Corp.                              136,275
     3,600    First Union Corp.                                    309,150
    12,100    First Virginia Banks, Inc.                           677,600
    14,400    HSBC Holdings plc ORD                                436,730
    10,800    Mercantile Bancorporation Inc.                       637,200
     2,600    Morgan (J.P.) & Co.                                  279,500
     3,200    Nordlandsbanken ORD                                   76,833
     2,700    Norwest Corp.                                        144,450
     9,300    PNC Bank Corp.                                       389,437
    48,000    PT Bank Bira ORD                                      73,474
    17,512    Royal Bank of Scotland Group
                plc ORD                                            172,266
     4,100    Security Bank Corp. ORD(1)                             6,373
     1,100    Societe Generale ORD                                 122,398
       100    Unionbancal Corp.                                      6,625
     5,300    Wachovia Corp.                                       322,638
                                                                ----------
                                                                 5,233,224
                                                                ----------
BIOTECHNOLOGY--1.1%
       900    Agouron Pharmaceuticals, Inc.(1)                      72,169
     5,100    Amgen Inc.                                           341,381
     4,683    Biocompatibles International plc
                ORD(1)                                              99,811
     5,700    Centocor, Inc.(1)                                    200,212
       700    Incyte Pharmaceuticals, Inc.(1)                       45,675
     6,800    PAREXEL International Corp.(1)                       222,275
     3,200    PathoGenesis Corp.(1)                                 87,800
    10,200    QLT PhotoTherapeutics, Inc. ORD(1)                   229,605
     2,300    Quintiles Transnational Corp.(1)                     143,750
     1,300    Sangstat Medical Corp.(1)                             32,256
     1,200    Vertex Pharmaceuticals, Inc.(1)                       48,300
                                                                ----------
                                                                 1,523,234
                                                                ----------

See Notes to Financial Statements


Semiannual Report                            Strategic Allocation: Moderate   21


                            SCHEDULE OF INVESTMENTS
                         STRATEGIC ALLOCATION: MODERATE

MAY 31, 1997 (UNAUDITED)
Shares                                                                  Value
--------------------------------------------------------------------------------

BROADCASTING & MEDIA--0.1%
       300    Central European Media
                Enterprises Ltd. Cl A(1)                     $       6,975
       627    Havas Advertising SA ORD                              66,611
                                                                ----------
                                                                    73,586
                                                                ----------
BUILDING & HOME IMPROVEMENTS--0.4%
     5,200    American Woodmark Corp.                               84,825
       900    Hunter Douglas N.V. ORD                               79,511
     8,500    Johns Manville Corp.                                  96,687
     2,100    Lafarge Corp.                                         51,975
     5,000    Royal Group Technologies Ltd.
                ORD(1)                                             122,354
     1,800    Triangle Pacific Corp.(1)                             53,438
                                                                ----------
                                                                   488,790
                                                                ----------
BUSINESS SERVICES & SUPPLIES--1.5%
     5,700    AccuStaff, Inc.(1)                                   136,800
    37,800    Capita Group Plc ORD                                 154,933
    30,000    Corporate Services Group plc ORD                      89,271
     5,000    Corrections Corp. of America(1)                      181,250
     3,000    Esselte AB Cl B ORD                                   70,935
     6,000    F.Y.I. Inc.(1)                                       130,500
       600    Goudsmit NV ORD                                       81,935
     1,600    Kvaerner ASA ORD                                      91,661
     5,900    Lason, Inc.(1)                                       128,694
    17,000    M.A.I.D. plc ORD(1)                                   51,980
     5,600    Market Facts, Inc.                                    67,550
     6,500    NCO Group, Inc.(1)                                   216,531
     1,500    Omnicom Group Inc.                                    87,000
    12,000    Parity plc ORD                                       110,174
     1,700    Randstad Holdings N.V. ORD                           171,010
     6,100    Stork N.V. ORD                                       270,249
                                                                ----------
                                                                 2,040,473
                                                                ----------
CHEMICALS & RESINS--1.6%
       650    Akzo Nobel ORD                                        86,628
     3,000    Dow Chemical Co.                                     250,125
    13,300    Great Lakes Chemical Corp.                           650,038
        60    Henkel KGaA ORD                                        3,145
    11,600    Lubrizol Corp.                                       413,250
    28,100    Millennium Chemicals Inc.                            540,925
     7,200    Nalco Chemical Co.                                   267,300
                                                                ----------
                                                                 2,211,411
                                                                ----------

Shares                                                                  Value
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT--1.6%
     5,700    ADC Telecommunications, Inc.(1)                  $   195,581
     2,600    Allen Group Inc. (The)(1)                             60,450
       100    Ascend Communications, Inc.(1)                         5,581
     4,400    Boston Technology, Inc.(1)                           126,500
     2,800    Comverse Technology, Inc.(1)                         127,750
     2,100    Ericsson (L.M.) Telephone Co. ADR                     74,944
     4,391    Lucent Technologies Inc.                             279,377
     2,500    Motorola, Inc.                                       165,938
     2,900    Natural MicroSystems Corp.(1)                         71,231
     1,400    Nokia Corp. Cl A ADR                                  92,400
     1,000    Northern Telecom Ltd. ORD(1)                          83,905
     4,800    Orckit Communications Ltd.(1)                         64,200
     7,000    PairGain Technologies, Inc.(1)                       146,563
     4,000    SeaChange International, Inc.(1)                      87,250
    11,600    Tandberg Television ASA ORD(1)                       105,871
    10,900    Tellabs, Inc.(1)                                     548,406
                                                                ----------
                                                                 2,235,947
                                                                ----------
COMMUNICATIONS SERVICES--2.0%
     3,500    AT&T Corp.                                           129,062
       700    Alcatel Alsthom Compagnie
                Generale ORD(1)                                     75,946
     2,800    Ameritech Corp.                                      183,400
     1,300    Bell Atlantic Corp.                                   91,000
     4,200    BellSouth Corp.                                      190,575
    18,000    Datacraft Asia Limited ORD                            54,720
    23,200    Frontier Corp.                                       426,300
    33,600    Hong Kong Telecommunications
                Ltd. ORD                                            74,368
        32    Nippon Telegraph & Telephone ORD                     305,693
     8,100    SBC Communications Inc.                              473,850
     2,100    Telecom Argentina STET - France
                Telecom S.A. ADR                                   112,087
     5,800    Telefonica de Espana ORD                             167,493
    14,500    Worldcom Inc.(1)                                     430,469
                                                                ----------
                                                                 2,714,963
                                                                ----------
COMPUTER PERIPHERALS--0.4%
       800    Adaptec, Inc.(1)                                      29,450
     1,400    Cisco Systems Inc.(1)                                 94,587
     7,700    EMC Corp. (Mass.)(1)                                 307,038
     3,800    Quantum Corp.(1)                                     147,963
                                                                ----------
                                                                   579,038
                                                                ----------

See Notes to Financial Statements


22   Strategic Allocation: Moderate                 American Century Investments


                            SCHEDULE OF INVESTMENTS
                         STRATEGIC ALLOCATION: MODERATE

MAY 31, 1997 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES--1.9%
     1,300    Adobe Systems Inc.                              $     58,216
     3,400    Azlan Group plc ORD                                   33,585
     1,600    Cadence Design Systems, Inc.(1)                       53,200
     3,300    Getronics NV ORD                                     112,660
     5,000    HBO & Co.                                            320,937
     8,000    JBA Holdings Plc ORD                                 124,602
     2,700    JDA Software Group, Inc.(1)                           74,419
     3,800    Konami Co., Ltd. ORD                                 135,720
     4,600    McAfee Associates, Inc.(1)                           302,737
       600    Medic Computer Systems, Inc.(1)                       10,388
     3,100    Microsoft Corp.(1)                                   384,594
    12,434    Misys plc ORD                                        277,753
     2,850    Oracle Systems Corp.(1)                              133,059
     2,080    Ordina Beheer N.V. ORD(1)                            156,331
     5,800    Sage Group plc (The) ORD                              62,142
     1,000    Shared Medical Systems Corp.                          52,688
     1,400    TT Tieto OY ORD                                      118,032
     3,000    Tecnomatix Technologies Ltd.(1)                       92,625
       500    Veritas Software Corp.(1)                             24,813
     5,700    Viisage Technology, Inc.(1)                           65,550
                                                                ----------
                                                                 2,594,051
                                                                ----------
COMPUTER SYSTEMS--1.1%
     5,000    Compaq Computer Corp.(1)                             541,250
     1,200    Computerland Poland S.A. ORD                          33,245
       400    Dell Computer Corp.(1)                                44,975
       800    Gateway 2000, Inc.(1)                                 53,100
     1,700    Hewlett-Packard Co.                                   87,550
     9,000    International Business Machines
                Corp.                                              778,500
     1,000    OPTIMUS S.A. ORD                                      32,322
                                                                ----------
                                                                 1,570,942
                                                                ----------
CONSUMER PRODUCTS--0.9%
     5,900    Avon Products, Inc.                                  376,125
     2,300    Bang & Olufsen Holding A/S ORD                       137,625
    13,000    Canon, Inc. ORD                                      330,049
     3,400    Colgate-Palmolive Co.                                210,800
     7,000    Helen of Troy Ltd.(1)                                185,500
                                                                ----------
                                                                 1,240,099
                                                                ----------

Shares                                                                  Value
--------------------------------------------------------------------------------

CONTROL & MEASUREMENT--0.2%
       700    Coherent, Inc.(1)                               $     30,362
       400    Keyence Corporation ORD                               57,834
     8,100    Molecular Devices Corp.(1)                           118,969
                                                                ----------
                                                                   207,165
                                                                ----------
DIVERSIFIED COMPANIES--1.3%
    27,675    BBA Group plc ORD                                    151,773
     4,556    Bidvest Group Ltd. ORD                                31,968
     5,900    Bodycote International plc ORD                        72,064
     3,400    General Electric Co. (U.S.)                          205,275
    18,409    Granada Group plc ORD                                261,523
    80,000    Guangzhou Investments Company
                Ltd. ORD                                            39,750
     2,500    Hexagon AB ORD                                        70,095
     4,600    Honeywell Inc.                                       334,650
     8,100    Investment AB Bure ORD                               100,472
     6,598    Siebe plc ORD                                        103,793
     6,300    Tyco International Ltd.                              400,050
                                                                ----------
                                                                 1,771,413
                                                                ----------
EDUCATION--0.2%
     3,300    Apollo Group Inc. Cl A(1)                            116,119
     4,300    Learning Tree International, Inc.(1)                 168,775
                                                                ----------
                                                                   284,894
                                                                ----------
ELECTRICAL & ELECTRONIC
COMPONENTS--3.9%
    17,100    AMP, Inc.                                            703,237
     2,520    Advantest Corp. ORD                                  171,766
     4,100    ANADIGICS, Inc.(1)                                   135,812
    14,700    Anicom, Inc.(1)                                      138,731
    13,000    Elec & Eltek International Company
                Ltd. ORD                                            76,700
     1,100    Fujimi Incorporated ORD                               64,943
     5,000    Hoya Corp. ORD                                       227,635
     3,500    II-VI, Inc.(1)                                        67,375
     2,100    Innovex Inc.                                          58,800
     3,800    Intel Corp.                                          575,462
     2,700    Jabil Circuit, Inc.(1)                               158,119
     4,000    JPM Co. (The)(1)                                     122,000
     1,500    Lattice Semiconductor Corp.(1)                        86,813
       500    Leitch Technology Corp. ORD                           11,854
     3,200    Nintendo Co., Ltd. ORD                               250,613

See Notes to Financial Statements


Semiannual Report                            Strategic Allocation: Moderate   23


                            SCHEDULE OF INVESTMENTS
                         STRATEGIC ALLOCATION: MODERATE

MAY 31, 1997 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

     1,200    Noritsu Koki Co. Limited ORD                    $     55,252
     6,100    Phillips Electronics N.V.                            341,600
     5,800    REMEC, Inc.(1)                                       170,013
     2,300    Rofin-Sinar Technologies Inc.(1)                      35,363
     3,000    Rohm Co. Ltd. ORD                                    312,406
     1,500    SGL CARBON Aktiengesellschaft
                ORD                                                217,238
     1,700    Sanmina Corp.(1)                                      98,494
     3,200    Schneider SA ORD(1)                                  154,037
     1,400    Siemens AG ORD                                        79,075
     6,100    Sipex Corp.(1)                                       181,475
     2,000    Sony Corp. ORD                                       168,854
     4,600    Texas Instruments Inc.                               413,425
     6,500    Vitesse Semiconductor Corp.(1)                       233,594
                                                                ----------
                                                                 5,310,686
                                                                ----------
ENERGY (PRODUCTION & MARKETING)--4.2%
     9,200    Amoco Corp.                                          822,250
     1,900    Atlantic Richfield Co.                               276,450
     5,270    British-Borneo Petroleum
                Syndicate plc ORD                                  109,730
     8,700    Burlington Resources Inc.                            404,550
    22,200    Cairn Energy plc ORD(1)                              190,538
     6,700    Chevron Corp.                                        469,000
    17,900    Exxon Corp.                                        1,060,575
     8,400    MAPCO Inc.                                           266,700
     8,600    Murphy Oil Corp.                                     398,825
     2,800    Quaker Chemical Corp.                                 45,850
     1,900    Rigel Energy Corp. ORD(1)                             23,730
       500    Royal Dutch Petroleum Co.                             97,625
    23,900    Santos Ltd. ORD                                       97,832
    21,800    Seagull Energy Corp.(1)                              392,400
     1,100    Shell Transport & Trading Co. ADR                    131,312
     8,000    Talisman Energy, Inc. ORD(1)                         262,281
     3,600    Texaco Inc.                                          392,850
       600    Union Texas Petroleum Holdings,
                Inc.                                                12,075
     5,000    Unocal Corp.                                         213,125
     9,600    Woodside Petroleum Limited ORD                        80,967
                                                                ----------
                                                                 5,748,665
                                                                ----------

Shares                                                                  Value
--------------------------------------------------------------------------------

ENERGY (SERVICES)--1.2%
     2,500    Aker Maritime ASA ORD                           $     41,948
     3,600    Baker Hughes Inc.                                    135,000
       700    Diamond Offshore Drilling, Inc.(1)                    49,787
     4,500    Hvide Marine, Inc.(1)                                106,875
     2,000    IHC Caland N.V. ORD(1)                               108,204
     5,200    Marine Drilling Companies, Inc.(1)                   104,325
     7,000    Noble Drilling Corp.(1)                              152,250
     2,600    Oceaneering International, Inc.(1)                    44,200
     1,300    Rowan Companies, Inc.(1)                              30,062
     1,500    Schlumberger Ltd.                                    178,687
     5,800    Smedvig ASA Cl A ORD                                 141,704
       775    Smedvig ASA Cl B ORD                                  18,826
     4,500    Smith International, Inc.(1)                         235,688
     4,800    Tidewater Inc.                                       202,200
     1,400    Trico Marine Services, Inc.(1)                        52,850
     1,300    Western Atlas Inc.(1)                                 88,238
                                                                ----------
                                                                 1,690,844
                                                                ----------
ENVIRONMENTAL SERVICES--1.0%
    22,100    Browning-Ferris Industries, Inc.                     723,775
     7,300    Superior Services Inc.(1)                            160,600
     4,000    Tomra Systems ASA ORD                                 91,549
     4,800    USA Waste Services, Inc.(1)                          174,000
     5,200    U.S. Filter Corp.(1)                                 163,800
     3,000    United Waste Systems, Inc.(1)                        114,562
                                                                ----------
                                                                 1,428,286
                                                                ----------
FINANCIAL SERVICES--2.2%
     9,900    BHW Holding AG ORD(1)                                173,098
     2,600    Bear Stearns Companies Inc.                           84,500
     3,600    Credit Suisse Group ORD(1)                           452,866
     1,300    Equitable Companies Inc.                              40,950
    10,200    Federal National Mortgage
                Association                                        444,975
     1,600    Green Tree Financial Corp.                            56,000
     5,240    ING Groep N.V. ORD                                   231,875
       100    Julius Baer Holding AG ORD                           137,650
     6,235    Kempen & Company NV ORD                              190,436
     2,600    Lehman Brothers Holdings, Inc.                       104,975
     1,800    Merrill Lynch & Co., Inc.                            190,800
       900    Money Store Inc. (The)                                23,119
     2,300    Morgan Stanley Group, Inc.                           155,250

See Notes to Financial Statements


24   Strategic Allocation: Moderate                 American Century Investments


                            SCHEDULE OF INVESTMENTS
                         STRATEGIC ALLOCATION: MODERATE

MAY 31, 1997 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

     5,880    Newcourt Credit Group, Inc. ORD
                (Acquired 2/15/96 through
                4/10/97, Cost $76,580)(2)                      $   137,484
     4,000    Rental Service Corp.(1)                               87,000
     3,500    Salomon Inc.                                         187,687
       250    Takefuji Corporation ORD                              11,683
     5,866    Travelers Group, Inc.                                321,897
    16,000    United Merchant Group ORD(1)                          25,468
                                                                ----------
                                                                 3,057,713
                                                                ----------
FOOD & BEVERAGE--1.3%
    33,350    Archer-Daniels-Midland Co.                           667,000
    50,000    Guangnan Holdings ORD                                 80,338
     7,900    Guinness plc ORD                                      73,697
     1,500    Huhtamaki Group ORD                                   65,854
     1,100    Interstate Bakeries Corp.                             59,125
     1,500    Lance, Inc.                                           29,344
       200    Michael Foods, Inc.                                    2,837
       100    Nestle S.A. ORD                                      124,558
    11,300    Northland Cranberries, Inc.                          146,194
       600    OY Hartwall AB ORD                                    27,973
    24,900    Ralcorp Holdings, Inc.(1)                            301,913
     7,200    Universal Foods Corp.                                258,300
                                                                ----------
                                                                 1,837,133
                                                                ----------
FURNITURE & FURNISHINGS--0.1%
     4,000    Miller (Herman), Inc.                                142,500
                                                                ----------
HEALTHCARE--0.9%
       400    Columbia/HCA Healthcare Corp.                         14,650
     4,000    Health Management Associates,
                Inc.(1)                                            117,000
    14,500    Humana Inc.(1)                                       328,062
     1,200    Lincare Holdings Inc.(1)                              46,725
     1,800    Oxford Health Plans, Inc.(1)                         126,563
     6,100    Quorum Health Group, Inc.(1)                         216,931
     3,500    Tenet Healthcare Corp.(1)                             96,250
     6,300    United HealthCare Corp.                              355,950
                                                                ----------
                                                                 1,302,131
                                                                ----------
INDUSTRIAL EQUIPMENT & MACHINERY--1.0%
    11,000    Ashtead Group plc ORD                                 55,907
     1,500    Caterpillar Inc.                                     146,437
    10,900    Cooper Industries, Inc.                              555,900
     1,600    Dover Corp.                                           91,600

Shares                                                                  Value
--------------------------------------------------------------------------------

     2,100    Dresser Industries, Inc.                        $     71,925
     4,000    Ingersoll-Rand Co.                                   218,000
       100    Mannesmann AG ORD                                     40,692
     7,200    Pfeiffer Vacuum Technology
                AG ADR(1)                                          162,900
                                                                ----------
                                                                 1,343,361
                                                                ----------
INSURANCE--3.4%
     3,300    AXA-UAP ORD                                          197,919
     7,600    Allstate Corp.                                       559,550
     1,400    American International Group, Inc.                   189,525
     3,748    Assurantieconcern Stad Rotterdam
                ORD                                                168,002
       400    CIGNA Corp.                                           69,500
     5,600    CNA Financial Corp.(1)                               573,300
     6,400    Chubb Corp. (The)                                    390,400
     7,000    Companhia de Seguros Mundial
                Confianca, SA ORD(1)                                92,739
     9,800    Conseco Inc.                                         392,000
       600    Gallagher (Arthur J.) & Co.                           19,050
     1,900    General Re Corp.                                     332,975
       700    ITT Hartford Group, Inc.                              54,600
     2,100    Lincoln National Corp.                               127,837
     7,200    NAC Re Corp.                                         287,100
       100    Old Republic International Corp.                       3,012
     3,900    Pohjola Insurance Group Cl B ORD                     113,642
    21,370    Reinsurance Australia Corporation
                Ltd. ORD                                            67,476
     9,300    SAFECO Corp.                                         403,969
     1,700    Sampo Insurance Company Ltd. ORD                     148,609
     3,000    Skandia Forsakrings AB ORD                           106,015
     4,600    St. Paul Companies, Inc.                             329,475
     1,600    UNUM Corp.                                           126,600
                                                                ----------
                                                                 4,753,295
                                                                ----------
LEISURE--0.6%
     3,100    Doubletree Corp.(1)                                  139,306
     3,400    HFS, Inc.(1)                                         183,175
     5,800    Hilton Hotels Corporation                            163,850
     2,100    King World Productions, Inc.                          79,013
    11,000    Yamaha Corp. ORD                                     209,217
                                                                ----------
                                                                   774,561
                                                                ----------

See Notes to Financial Statements


Semiannual Report                            Strategic Allocation: Moderate   25


                            SCHEDULE OF INVESTMENTS
                         STRATEGIC ALLOCATION: MODERATE

MAY 31, 1997 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

MACHINERY & EQUIPMENT--0.9%
     2,700    Applied Materials, Inc.(1)                       $   176,006
     1,300    Barmag AG ORD(1)                                     226,766
     3,000    Boewe Systec AG ORD                                  108,707
     1,200    Cymer, Inc.(1)                                        63,600
     3,500    Diebold, Inc.                                        131,250
    11,800    Intevac, Inc.(1)                                     187,325
       240    Rieter Holdings Ltd. ORD                              78,132
       300    Swisslog Holding AG ORD(1)                           106,157
       800    Thermedics Inc.(1)                                    13,400
     4,500    Veeco Instruments Inc.(1)                            186,750
                                                                ----------
                                                                 1,278,093
                                                                ----------
MEDICAL EQUIPMENT & SUPPLIES--0.7%
     3,400    Hillenbrand Industries, Inc.                         160,225
       800    Hologic, Inc.(1)                                      19,050
     2,000    Instrumentarium Group Cl A ORD                        83,920
     1,500    Physician Sales & Service, Inc.(1)                    21,562
     5,000    Sabratek Corp.(1)                                    133,437
     7,400    SeaMED Corp.(1)                                      127,650
     3,900    Spectra-Physics AB ORD                                67,020
    14,000    Terumo Corporation ORD                               246,999
       500    Thermo Electron Corp.(1)                              17,250
       900    Thermo Instrument Systems Inc.(1)                     30,825
     1,700    US Surgical Corp.                                     57,375
                                                                ----------
                                                                   965,313
                                                                ----------
METALS & MINING--0.3%
     1,100    Oregon Metallurgical Corp.(1)                         28,325
     3,700    Reynolds Metals Co.                                  251,138
     1,200    Vulcan Materials Co.                                  87,600
       900    Zeigler Coal Holding Co.                              20,925
                                                                ----------
                                                                   387,988
                                                                ----------
OFFICE EQUIPMENT & SUPPLIES--0.4%
     4,000    Canon Copyer Sales Co. ORD                            41,654
     7,400    Xerox Corp.                                          501,350
                                                                ----------
                                                                   543,004
                                                                ----------
PAPER & FOREST PRODUCTS--0.9%
     8,100    Chesapeake Corp.                                     271,350
     3,100    Rayonier, Inc.                                       132,912

Shares                                                                  Value
--------------------------------------------------------------------------------

     6,000    Uni-Charm Corporation ORD                        $   202,418
     6,400    Union Camp Corp.                                     336,000
     8,600    Westvaco Corp.                                       268,750
                                                                ----------
                                                                 1,211,430
                                                                ----------
PERSONAL SERVICES--0.1%
     5,500    Stewart Enterprises, Inc. Cl A                       184,594
                                                                ----------
PHARMACEUTICALS--3.5%
     3,200    Abbott Laboratories                                  201,600
     3,000    Apothekers Cooperative OPG
                ORD                                                 91,473
     4,000    Bio-Technology General
                Corporation(1)                                      57,500
     2,200    Bristol-Myers Squibb Co.                             161,425
       600    Christian Hansen Holding A/S
                Cl B ORD                                            71,989
     8,600    Dura Pharmaceuticals, Inc.(1)                        343,462
     7,400    Getinge Industrier AB ORD                            134,337
     5,900    Lilly (Eli) & Co.                                    548,700
    18,400    Mallinckrodt Inc.                                    687,700
     2,000    Matsumoto Medical Instruments,
                Inc. ORD                                            79,349
     4,500    Medicis Pharmaceutical Corp.(1)                      153,281
     7,300    Merck & Co., Inc.                                    656,088
       422    Novartis AG ORD                                      574,912
     4,600    Omnicare, Inc.                                       131,675
     3,800    Pharmacia & Upjohn Inc.                              131,575
        10    Roche Holding AG ORD                                  89,030
    12,000    Sankyo Company, Ltd. ORD                             381,084
     3,000    Warner-Lambert Co.                                   302,250
     1,200    Watson Pharmaceuticals Inc.(1)                        47,175
                                                                ----------
                                                                 4,844,605
                                                                ----------
PRINTING & PUBLISHING--0.5%
     4,900    Banta Corp.                                          135,362
     5,000    McClatchy Newspapers, Inc.                           139,375
     1,200    Meredith Corp.                                        31,050
     1,700    Moore Corporation Ltd.                                37,825
     5,000    Moore Corporation Ltd. ORD                           111,825
     1,200    Tribune Co.                                           51,900
     8,500    VNU Tijdschriftengroep
                Nederland ORD                                      192,276
                                                                ----------
                                                                   699,613
                                                                ----------

See Notes to Financial Statements


26   Strategic Allocation: Moderate                 American Century Investments


                            SCHEDULE OF INVESTMENTS
                         STRATEGIC ALLOCATION: MODERATE

MAY 31, 1997 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

RAILROADS--0.4%
    11,000    CSX Corp.                                        $   583,000
                                                                ----------
REAL ESTATE--0.1%
    37,000    Parkway Holdings Ltd. ORD                            183,642
                                                                ----------
RESTAURANTS--0.3%
     1,000    Applebee's International Inc.(1)                      24,688
     1,200    Boston Chicken, Inc.(1)                               21,675
     2,500    Logan's Roadhouse, Inc.(1)                            58,438
       300    Lone Star Steakhouse &
                Saloon, Inc.(1)                                      6,881
     3,700    PJ America, Inc.(1)                                   64,750
     4,000    PizzaExpress plc ORD                                  44,758
     5,100    Rainforest Cafe, Inc.(1)                             124,631
                                                                ----------
                                                                   345,821
                                                                ----------
RETAIL (APPAREL)--0.7%
     4,700    Fast Retailing Co. Ltd. ORD                          152,494
     4,100    Genesco Inc.(1)                                       56,375
     2,400    Gucci Group N.V.                                     167,400
     2,500    Hennes & Mauritz AB Cl B ORD                          81,724
     4,100    Hot Topic, Inc.(1)                                   118,387
     5,000    Jones Apparel Group, Inc.(1)                         234,375
     3,100    Ross Stores, Inc.                                     88,156
       800    TJX Companies, Inc. (The)                             38,400
                                                                ----------
                                                                   937,311
                                                                ----------
RETAIL (FOOD & DRUG)--1.3%
    14,200    Albertson's, Inc.                                    475,700
     3,360    Circle K Japan Co., Ltd. ORD                         179,574
    27,500    Giant Food Inc. Cl A                                 905,781
     1,918    Koninklijke Ahold NV ORD                             145,854
     2,300    Richfood Holdings, Inc.                               53,188
     1,900    Universal Corp.                                       69,113
                                                                ----------
                                                                 1,829,210
                                                                ----------
RETAIL (GENERAL MERCHANDISE)--1.4%
     2,900    Consolidated Stores Corp.(1)                         110,925
    20,000    Dillard Department Stores, Inc. Cl A                 675,000
     4,700    Family Dollar Stores, Inc.                           121,025
       100    Fingerhut Companies, Inc.                              1,763

Shares                                                                  Value
--------------------------------------------------------------------------------

     4,000    Grupo Elektra, S.A. de C.V. GDR                  $    76,000
     4,300    Kohl's Corp.(1)                                      231,662
       900    Lands' End, Inc.(1)                                   27,112
    10,800    Next Plc ORD                                         131,294
    10,400    Penney (J.C.) Company, Inc.                          535,600
       200    Pinault-Printemps-Redoute SA ORD                      84,018
                                                                ----------
                                                                 1,994,399
                                                                ----------
RETAIL (SPECIALTY)--0.5%
     7,800    Action Performance Cos. Inc.(1)                      187,688
     2,500    Cortefiel, S.A. ORD                                   92,452
     6,800    DeoDeo Corporation ORD                               143,380
     3,600    Home Depot, Inc.                                     226,800
                                                                ----------
                                                                   650,320
                                                                ----------
RUBBER & PLASTICS(3)
       400    Carlisle Companies, Inc.                              12,200
                                                                ----------
STEEL--0.1%
       500    Intermet Corp.                                         6,875
     2,500    USX-Marathon Group                                    74,375
                                                                ----------
                                                                    81,250
                                                                ----------
TEXTILES & APPAREL--0.4%
     4,300    Dexter Corp.                                         129,537
       900    Nautica Enterprises, Inc.(1)                          21,206
       800    NIKE, Inc.                                            45,600
       400    Russell Corp.                                         12,250
     3,300    Sport-Haley, Inc.(1)                                  62,287
     1,700    Timberland Co. (The)(1)                               99,663
     6,900    Wolverine World Wide, Inc.                           178,537
                                                                ----------
                                                                   549,080
                                                                ----------
TOBACCO--0.4%
     2,700    Consolidated Cigar Holdings, Inc.(1)                  81,675
     1,800    Fortune Brands Pty. Ltd.(1)                           88,200
     2,900    General Cigar Holdings, Inc.(1)                       85,550
     5,700    Philip Morris Companies Inc.                         250,800
     2,600    RJR Nabisco, Inc.                                     84,175
                                                                ----------
                                                                   590,400
                                                                ----------

See Notes to Financial Statements


Semiannual Report                            Strategic Allocation: Moderate   27


                            SCHEDULE OF INVESTMENTS
                         STRATEGIC ALLOCATION: MODERATE

MAY 31, 1997 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

TRANSPORTATION--0.6%
     5,800    Allied Holdings, Inc.(1)                      $       57,275
     6,150    Internatio-Muller NV ORD                             198,097
   120,000    International Container Terminal
                Services, Inc. ORD(1)                               64,834
     2,575    Koninklijke Pakhoed NV ORD                            87,238
     2,500    Koninklijke Van Ommeren N.V.
                ORD                                                101,506
    14,028    Stagecoach Holdings plc ORD                          153,863
     3,000    XTRA Corp.                                           128,625
                                                                ----------
                                                                   791,438
                                                                ----------
UTILITIES--2.8%
     2,600    Commonwealth Energy System                            56,550
       500    Compagnie Generale des Eaux
                ORD(1)                                              61,624
       600    Entergy Corp.                                         15,825
    24,500    Florida Progress Corp.                               719,687
     1,100    General Public Utilities Corp.                        38,500
     7,200    Houston Industries Inc.                              149,400
    25,000    New York State Electric & Gas Corp.                  543,750
    11,100    Potomac Electric Power                               255,300
    12,600    Public Service Enterprise Group Inc.                 311,850
    15,700    Texas Utilities Electric Co.                         539,688
    14,000    Union Electric Co.                                   512,750
    24,300    Wisconsin Energy Corp.                               586,238
                                                                ----------
                                                                 3,791,162
                                                                ----------
TOTAL COMMON STOCKS--58.1%                                      80,018,775
                                                                ----------
   (Cost $70,849,410)

PREFERRED STOCKS
BANKING--0.1%
       100    Liechtenstein Global Trust AG ORD                     57,891
                                                                ----------
CHEMICALS & RESINS--0.1%
     3,140    Henkel KGaA ORD                                      177,482
                                                                ----------
COMMUNICATIONS SERVICES--0.2%
     1,700    Telecomunicacoes Brasileiras
                S.A. ADR                                           233,538
                                                                ----------

Shares/Principal Amount                                                 Value
--------------------------------------------------------------------------------

FINANCIAL SERVICES--0.2%
     1,340    Marschollek, Lautenschlaeger und
                Partner AG ORD                               $     322,134
                                                                ----------
MEDICAL EQUIPMENT & SUPPLIES--0.1%
       777    Fresenius AG ORD                                     172,076
                                                                ----------
TOTAL PREFERRED STOCKS--0.7%                                       963,121
                                                                ----------
   (Cost $663,445)

U.S. TREASURY SECURITIES
$2,250,000    U.S. Treasury Notes, 5.00%,
                2/15/99                                          2,209,230
 3,275,000    U.S. Treasury Notes, 6.625%,
                7/31/01                                          3,292,390
 4,600,000    U.S. Treasury Notes, 7.50%,
                5/15/02                                          4,792,648
 3,875,000    U.S. Treasury Notes, 5.75%,
                8/15/03                                          3,716,358
   100,000    U.S. Treasury Notes, 5.875%,
                11/15/05                                            94,875
 2,075,000    U.S. Treasury Bonds, 7.25%,
                5/15/16                                          2,134,013
                                                                ----------
TOTAL U.S. TREASURY SECURITIES--11.8%                           16,239,514
                                                                ----------
   (Cost $16,219,755)

MORTGAGE-BACKED SECURITIES(4)
   121,661    FHLMC Gold Pool #C00465,
                8.00%, 6/1/26                                      124,158
   459,321    FHLMC Gold Pool #D72306,
                8.00%, 6/1/26                                      468,746
   177,119    FHLMC Gold Pool #D72431,
                8.00%, 6/1/26                                      180,753
   382,351    FHLMC Gold Pool #D72499,
                8.00%, 7/1/26                                      390,196
   964,268    FNMA Pool #373899, 6.50%,
                3/1/12                                             941,790
   201,272    FNMA Pool #125477, 6.50%,
                4/1/12                                             196,581
   956,024    FNMA Pool #369085, 6.50%,
                4/1/12                                             933,739
    65,371    FNMA Pool #377181, 6.50%,
                4/1/12                                              63,847

See Notes to Financial Statements


28   Strategic Allocation: Moderate                 American Century Investments


                            SCHEDULE OF INVESTMENTS
                         STRATEGIC ALLOCATION: MODERATE

MAY 31, 1997 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------

$  996,592    FNMA Pool #377379, 6.50%,
                4/1/12                                         $   973,361
   244,655    FNMA Pool #341078, 7.00%,
                5/1/26                                             238,460
   391,132    FNMA Pool #250576, 7.00%,
                6/1/26                                             381,229
 1,003,167    FNMA Pool #373510, 7.50%,
                3/1/27                                           1,000,559
   541,395    GNMA Pool #397233, 9.50%,
                2/20/25                                            577,295
   440,420    GNMA Pool #392995, 8.75%,
                3/15/25                                            460,023
   371,292    GNMA Pool #001991, 9.00%,
                4/20/25                                            387,752
   287,337    GNMA Pool #416856, 7.50%,
                10/15/25                                           286,960
   181,505    GNMA Pool #421254, 7.50%,
                11/15/25                                           181,268
   341,887    GNMA Pool #416761, 7.50%,
                6/15/26                                            340,943
                                                                ----------
TOTAL MORTGAGE-BACKED SECURITIES--5.9%                           8,127,660
                                                                ----------
   (Cost $8,073,821)

CORPORATE BONDS
AEROSPACE & DEFENSE--0.4%
   400,000    Lockheed Martin Corp., 6.85%,
                5/15/01                                            400,000
   200,000    Lockheed Martin Corp., 7.25%,
                5/15/06                                            200,750
                                                                ----------
                                                                   600,750
                                                                ----------
BANKING--1.1%
   400,000    Citicorp, 7.125%, 5/15/06                            397,000
   650,000    First Bank System Inc., 7.625%,
                5/1/05                                             666,250
   400,000    Santander Financial Issuances Ltd.,
                7.00%, 4/1/06                                      393,000
                                                                ----------
                                                                 1,456,250
                                                                ----------
COMMUNICATIONS SERVICES--0.3%
   250,000    360 Communications Co., 7.125%,
                3/1/03                                             248,125
   100,000    Tele-Communications Inc., 8.25%,
                1/15/03                                            101,875
                                                                ----------
                                                                   350,000
                                                                ----------

Principal Amount                                                        Value
--------------------------------------------------------------------------------

ENERGY (PRODUCTION & MARKETING)--0.7%
$  750,000    Oryx Energy Co., 8.375%,
                7/15/04                                        $   782,813
   200,000    Triton Energy Ltd., 8.75%,
                4/15/02                                            202,000
                                                                ----------
                                                                   984,813
                                                                ----------
FINANCIAL SERVICES--0.8%
   400,000    Ford Motor Credit Co., 6.125%,
                1/9/06                                             371,500
   200,000    Merrill Lynch & Co. Inc., 8.00%,
                2/1/02                                             208,500
   500,000    Wharf International Finance Ltd.,
                7.625%, 3/13/07 (Acquired
                3/6/97, Cost $496,045)(2)                          493,750
                                                                ----------
                                                                 1,073,750
                                                                ----------
FOOD & BEVERAGE--0.1%
   125,000    RJR Nabisco Holdings Corp.,
                8.75%, 4/15/04                                     126,406
                                                                ----------
INSURANCE--0.3%
   400,000    Aetna Inc., 6.75%, 8/15/01                           399,000
                                                                ----------
LEISURE--0.1%
   100,000    Paramount Communications, Inc.,
                7.50%, 1/15/02                                      99,750
   100,000    Time Warner Inc., 8.11%, 8/15/06                     102,500
                                                                ----------
                                                                   202,250
                                                                ----------
METALS & MINING--0.1%
   100,000    Alcan Aluminium Ltd., 5.875%,
                4/1/00                                              98,125
                                                                ----------
PAPER & FOREST PRODUCTS--0.1%
   150,000    Domtar, Inc. 8.75%, 8/1/06                           150,750
                                                                ----------
REAL ESTATE--0.2%
   300,000    Spieker Properties, Inc., 6.80%,
                12/15/01                                           297,375
                                                                ----------
RETAIL (GENERAL MERCHANDISE)--0.1%
   150,000    Federated Department Stores,
                8.50%, 6/15/03                                     159,187
                                                                ----------
TOBACCO--0.3%
   450,000    Philip Morris Companies Inc.,
                6.80%, 12/1/03                                     439,875
                                                                ----------

See Notes to Financial Statements


Semiannual Report                            Strategic Allocation: Moderate   29


                            SCHEDULE OF INVESTMENTS
                         STRATEGIC ALLOCATION: MODERATE

MAY 31, 1997 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------

UTILITIES--0.3%
$  400,000    Pacific Gas and Electric Company,
                6.25%, 3/1/04                                $     384,500
                                                                ----------
TOTAL CORPORATE BONDS--4.9%                                      6,723,031
                                                                ----------
   (Cost $6,665,864)

SOVEREIGN GOVERNMENTS & AGENCIES
DEM2,700,000 Bundesobligation, 5.875%,
               5/15/00                                           1,658,786
DEM4,400,000 Federal Republic of Germany,
               6.00%, 9/15/03                                    2,682,310
CAD1,300,000 Government of Canada, 7.25%,
               6/1/03                                              999,343
FRF4,000,000 Government of France, 8.50%,
               4/25/03                                             812,054
ITL1,200,000,000 Government of Italy, 9.50%,
               2/1/01                                              769,503
ESP40,000,000  Government of Spain,
               10.50%, 10/30/03                                    338,837
ITL270,000,000  Republic of Italy, 3.50%,
               6/20/01                                           2,464,553
GBP650,000 United Kingdom Treasury,
               8.00%, 6/10/03                                    1,109,634
                                                                ----------
TOTAL SOVEREIGN
GOVERNMENTS & AGENCIES--7.9%                                    10,835,020
                                                                ----------
   (Cost $11,086,714)

COMMERCIAL PAPER(5)
BANKING--5.4%
 6,500,000    Nordbanken North America,
                5.45%, 7/18/97                                   6,452,817
 1,000,000    Spintab-Swedmortgage AB, 5.39%,
                6/30/97                                            995,449
                                                                ----------
                                                                 7,448,266
                                                                ----------
FINANCIAL SERVICES--2.5%
 3,500,000    Hitachi Credit America Corp.,
                5.39%-5.45%, 6/12/97
                through 7/17/97                                  3,482,804
                                                                ----------
INSURANCE--2.0%
 2,735,000    Principal Mutual, 5.51%, 6/5/97                    2,733,320
                                                                ----------
TOTAL COMMERCIAL PAPER--9.9%                                    13,664,390
                                                                ----------
   (Cost $13,664,390)

Principal Amount                                                        Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS--0.8%
   Repurchase Agreement, Morgan (J.P.) & Co.
      Inc., (U.S. Treasury obligations), in a joint
      trading account at 5.50%, dated 5/30/97,
      due 6/2/97 (Delivery value $1,100,504)                 $   1,100,000
                                                                ----------
   (Cost $1,100,000)
 TOTAL INVESTMENT SECURITIES--100.0%                         $ 137,671,511
                                                                ==========
   (Cost $128,323,399)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
     Contracts        Settlement                         Unrealized
to Sell         Date     Value            Loss
      578,327   CHF     6/30/97       $   410,741        $  (18,116)
     3,202,860  DEM     6/30/97         1,881,523           (35,510)
    2,489,515   FRF     6/30/97           432,868            (7,356)
      390,488   GBP     6/30/97           639,838            (6,407)
     1,247,648  NLG     6/30/97           651,442            (9,776)
                                      ------------------------------
                                      $ 4,016,412        $  (77,165)
                                      ==============================
(Value on Settlement Date $3,939,247)

See Notes to Financial Statements


30   Strategic Allocation: Moderate                 American Century Investments


                            SCHEDULE OF INVESTMENTS
                         STRATEGIC ALLOCATION: MODERATE

Notes to  Schedule  of  Investments
ADR = American Depositary Receipt
CAD = Canadian Dollar
CHF = Swiss Franc
DEM = German Mark
ESP = Spanish Peseta
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
FRF = French Franc
GBP = British Pound
GDR = Global Depositary Receipt
GNMA = Government National Mortgage Association
ITL = Italian Lira
JPY = Japanese Yen
NLG = Netherlands Guilder
ORD = Foreign Ordinary Share
(1) Non-income producing.
(2) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 1997, was $631,234, which represented 0.5% of net assets.
(3) Industry is less than 0.05% of the Fund's total investment securities.
(4) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.
(5) The rates for commercial paper are the yield to maturity at May 31, 1997.

See Notes to Financial Statements


Semiannual Report                            Strategic Allocation: Moderate   31

                        STRATEGIC ALLOCATION: AGGRESSIVE

TOTAL RETURNS AS OF MAY 31, 1997
                                                                                        AVERAGE ANNUAL RETURNS
                                                                        6 MONTHS        1 YEAR     LIFE OF FUND
INVESTOR CLASS (inception 2/15/96)
Strategic Allocation: Aggressive ......................................    4.55%        10.55%         11.97%
S&P 500 ...............................................................   13.17%        29.48%         25.38%
Lehman Aggregate Bond Index ...........................................    0.94%         8.32%          5.36%(1)
Three-Month U.S. Treasury Bill ........................................    2.56%         5.17%          5.15%(1)
Average Growth & Income Fund(2) .......................................   10.15%        20.84%         20.99%
Fund's Ranking Among Growth & Income Funds(2) .........................    --       521 out of 548 505 out of 521

ADVISOR CLASS (inception 10/2/96)
Strategic Allocation: Aggressive ......................................    4.51%          --            7.62%
S&P 500 ...............................................................   13.17%          --           23.44%
Lehman Aggregate Bond Index ...........................................    0.94%          --            4.94%
Three-Month U.S. Treasury Bill ........................................    2.56%          --            3.41%

(1) Since 2/29/96, the date closest to the fund's inception for which index return data are available.

(2)  According to Lipper Analytical Services.

See pages 57, 60 and 61 for more information about returns, share classes, the comparative indices and Lipper fund rankings.

[line graph - data below]

GROWTH OF $10,000 OVER THE LIFE OF THE FUND
Value on 5/31/97

$10,000 investment made 2/29/96

            Strategic: Aggressive        S&P 500     Lehman Aggregate Bond Index   3-Month T-Bill Index
2/29/96           $10,000               $10,000               $10,000                    $10,000
3/31/96           $10,101               $10,133                $9,930                    $10,041
4/30/96           $10,423               $10,269                $9,875                    $10,082
5/31/96           $10,544               $10,504                $9,855                    $10,125
6/30/96           $10,524               $10,586                $9,987                    $10,167
7/31/96           $10,081               $10,102               $10,014                    $10,211
8/30/96           $10,323               $10,292                $9,997                    $10,254
9/30/96           $10,766               $10,911               $10,172                    $10,297
10/31/96          $10,847               $11,197               $10,397                    $10,339
11/30/96          $11,149               $12,018               $10,575                    $10,382
12/31/96          $11,068               $11,822               $10,477                    $10,425
1/31/97           $11,352               $12,544               $10,509                    $10,469
2/28/97           $11,190               $12,619               $10,535                    $10,513
3/31/97           $10,804               $12,141               $10,418                    $10,558
4/30/97           $11,007               $12,847               $10,574                    $10,603
5/31/97           $11,657               $13,600               $10,674                    $10,648

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data quoted is for Investor Class only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). The graph begins on 2/29/96, the date closest to the fund's
2/15/96 inception date for which index return data are available.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return lines of the indices do not.

[pie chart]

ASSET ALLOCATION AS OF MAY 31, 1997
Percent of Fund Investments
U.S. Stocks 54%
Foreign Stocks 19%
U.S. Bonds 13%
Foreign Bonds 8%
Money Market
Securities 6%

See page 60 for the fund's neutral asset mix.


32   Strategic Allocation: Aggressive               American Century Investments


                        STRATEGIC ALLOCATION: AGGRESSIVE

Management Q & A

An interview with Jeff Tyler and Brian Howell, lead portfolio managers on the American Century Strategic Asset Allocation funds management team.

How did the fund perform?

For the six-month period ended May 31, 1997, the fund's Investor Class shares posted a total return of 4.55%, compared with the 10.15% average return of the 621 "Growth & Income Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

Why did the fund underperform its Lipper category average?

As we've mentioned before, the funds in this category are typically large-cap U.S. stock funds, whereas Strategic Allocation: Aggressive is an asset allocation fund that invests in foreign stocks, bonds and cash. In addition, the fund's U.S. stock holdings tend to be primarily small-cap, aggressive growth stocks. Lipper Analytical Services felt that the "Growth & Income" category was the best place for the fund, but we think it's an apples-and-oranges comparison.

How did the fund's asset mix change over the past six months?

We maintained a mostly neutral position for the fund. The only significant adjustment we made to the fund's asset mix was to underweight U.S. stocks and overweight foreign stocks. Increased volatility in the U.S. stock market led us to look abroad, where stock returns were beginning to reflect improving economic conditions.

In particular, we emphasized European stocks (see the chart on the next page), which provided the best equity returns of any region in the world during the period.

But weren't those returns reduced by the stronger U.S. dollar?

That's true, but even after you account for the currency losses, European stock returns were still on par with U.S. stock returns and better than returns in other regions of the world. In addition, we mitigated some of the currency losses by hedging a portion of the fund's foreign investments against European currencies.

What is currency hedging?

It's a strategy designed to reduce or eliminate the negative effects of currency fluctuations on foreign investment returns. When the U.S. dollar strengthens against foreign currencies, gains earned on investments denominated in those currencies translate into fewer dollars; hedging is intended to offset these currency losses.

For the fund, currency hedges typically involve forward currency contracts that allow the fund to lock in a specific exchange rate. This approach removes the effect of currency exchange rates and creates a "pure play" on the foreign securities.

Did you hedge all of the fund's European investments?

No. Although the fund can hedge as much as 100% of its foreign assets, we only hedged about 35% of the fund's European holdings. We felt this was a prudent amount that would help mitigate currency losses while retaining the fund's exposure to non-dollar-denominated investments.

We also hedged a portion of the fund's Japanese holdings early in the period. We removed the hedge in April, when the dollar reached a four-year high against the Japanese yen and Japanese finance ministry officials publicly expressed their desire for a weaker dollar.


Semiannual Report                          Strategic Allocation: Aggressive   33


                        STRATEGIC ALLOCATION: AGGRESSIVE

What are your plans for the fund's asset allocation structure going forward?

We will likely continue its current positioning--neutral in bonds and cash, underweighted in U.S. stocks and overweighted in foreign stocks. We still think the most attractive opportunities are in the stock markets of Europe, where we see parallels with the U.S. in the early 1990s.

Coming out of a recession, U.S. corporations used technological innovation and downsizing to cut costs, improve efficiency and increase productivity. In addition, the rise of temporary employment services and outsourcing changed the nature of the U.S. labor market and lowered the unemployment rate.

Much of Europe is now in the same situation--a weak economic environment and high levels of unemployment are leading to changing labor markets and corporate restructuring. We expect these changes to boost corporate profits in Europe going forward.

What about the U.S. stock market?

We continue to marvel at the resiliency of the U.S. stock market. We've had reservations about the market's stretched valuations for some time, but stock prices have continued to climb. Despite our concerns, we followed our asset allocation model, and the fund's weighting in domestic stocks did not stray too far from neutral.

FUND'S U.S. STOCKS AS OF MAY 31, 1997
Number of Companies        310
Dividend Yield             1.49%
Price/Earnings Ratio       27.7

                               % of Fund's    % of
                               U.S. Stocks    Fund

Top 5 U.S. Stocks
Merck & Co., Inc.                 1.5%        0.8%
Allstate Corp.                    1.4%        0.7%
Intel Corp.                       1.3%        0.7%
Tellabs, Inc.                     1.3%        0.7%
IBM Corp.                         1.3%        0.7%

FUND'S FOREIGN STOCKS AS OF MAY 31, 1997
Number of Companies        167
Dividend Yield             1.36%


                                     % of Fund's    % of
                         Country   Foreign Stocks   Fund

Top 5 Foreign Stocks
Novartis AG            Switzerland      2.5%        0.5%
Daimler-Benz AG          Germany        2.1%        0.4%
Marschollek,
   Lautenschlaeger und
   Partner AG            Germany        2.0%        0.4%
Credit Suisse Group    Switzerland      1.9%        0.4%
Volkswagen AG            Germany        1.9%        0.4%

[pie chart]

Percent of Fund's Foreign Stocks
Europe 86%
Asia/Pacific 6%
Americas
(excluding U.S.) 8%


34   Strategic Allocation: Aggressive               American Century Investments


                        STRATEGIC ALLOCATION: AGGRESSIVE

The danger to U.S. stocks in the second half of 1997 is stronger economic growth, which would likely result in rising inflation and higher interest rates. Higher rates could squeeze corporate earnings, and weaker earnings growth has been responsible for much of the punishment and volatility in the U.S. stock market recently.

We plan to maintain a slightly underweighted position in U.S. stocks going forward. We've also made some adjustments to our investment approach to give the fund's domestic stock allotment more diversity.

Can you elaborate on these adjustments?

The fund's U.S. stock holdings represent a combination of aggressive growth and value stocks, with an emphasis on aggressive growth. However, we are adding a quantitative equity component to complement the other two investment styles.

Our quantitative approach employs a highly structured model that ranks stocks based on a variety of performance and risk-related criteria. The ultimate goal is to produce a group of stocks that balance high return potential with the risk characteristics of the S&P 500.

We believe that combining this quantitative strategy with our aggressive growth and value approaches will provide greater balance and diversity to the fund's U.S. stock holdings.

What's your outlook for bonds?

We feel that interest rates have bottomed worldwide, and we expect stable-to-rising interest rates going forward. The Federal Reserve has already raised rates in the U.S., and economic growth is likely to pick up in Europe and Japan by the end of the year.

As a result, our outlook is neutral to somewhat negative for bonds, and we may look to reduce the fund's bond position later this year. We could see fairly flat bond performance worldwide over the next six months, much like the past six months.

Nonetheless, the fund may be able to take advantage of opportunities in emerging market debt. We believe that Latin America is one of the few regions in the world with a legitimate reason for declining interest rates. For example, Brazil is the only country in the world that has single-digit inflation and double-digit real interest rates. We'll be looking to Latin America for attractive bond valuations.

[pie charts]

FUND'S U.S. BONDS AS OF MAY 31, 1997
Number of Securities       33
Weighted Average Maturity  11.23 years
Average Duration           4.51 years

Percent of Fund's U.S. Bonds
U.S. Treasury Notes 40%
Corporate Bonds 39%
Mortgage-Backed
Securities 19%
U.S. Treasury Bonds 2%


FUND'S FOREIGN BONDS AS OF MAY 31, 1997
Number of Securities 14
Weighted Average Maturity 4.94 years
Average Duration 4.26 years

Percent of Fund's Foreign Bonds
Europe 62%
Americas
(excluding U.S.) 38%


Semiannual Report                          Strategic Allocation: Aggressive   35


                            SCHEDULE OF INVESTMENTS
                        STRATEGIC ALLOCATION: AGGRESSIVE

MAY 31, 1997 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

COMMON STOCKS & WARRANTS
AEROSPACE & DEFENSE--1.7%
       800    Boeing Co.                                      $      84,200
     7,900    Bombardier Inc. ORD                                   166,358
    13,400    British Aerospace plc ORD                             272,969
     2,000    Cobham PLC ORD                                         21,477
       400    Falck A/S ORD                                         109,617
       900    General Dynamics Corp.                                 67,387
     6,400    Litton Industries, Inc.(1)                            289,600
     1,600    Lockheed Martin Corp.                                 149,800
     3,900    Raytheon Co.                                          186,225
     4,700    SIFCO Industries, Inc.                                 68,150
     4,900    Triumph Group, Inc.(1)                                125,563
                                                                 ----------
                                                                  1,541,346
                                                                 ----------
AIRLINES--0.2%
     1,200    AMR Corp.(1)                                          119,250
       800    Delta Air Lines Inc.                                   75,000
                                                                 ----------
                                                                    194,250
                                                                 ----------
AUTOMOBILES & AUTO PARTS--2.2%
       225    Beyerische Motoren Werke
                (BMW) AG ORD                                        184,565
     4,000    Bridgestone Corp. ORD                                  90,537
     3,300    Cooper Tire and Rubber Company                         73,837
     4,800    Daimler-Benz AG ORD                                   370,097
       700    Excel Industries, Inc.                                 12,688
     4,400    Ford Motor Co.                                        165,000
     2,100    General Motors Corp.                                  120,225
     4,000    Goode Durrant plc ORD                                  29,741
       700    ITT Industries, Inc.                                   17,325
       800    Kiekert AG ORD(1)                                      34,664
     7,000    MBM Resources Berhad ORD                               16,295
     1,300    Magna International Inc. Cl A                          69,875
       100    Porsche AG ORD                                        120,786
    14,000    Sanden Corp. ORD                                      115,547
     6,100    Superior Industries International, Inc.               155,550
     3,300    Tower Automotive, Inc.(1)                             130,762
       500    Volkswagen AG ORD                                     323,659
                                                                 ----------
                                                                  2,031,153
                                                                 ----------

Shares                                                                  Value
--------------------------------------------------------------------------------

BANKING--4.3%
     2,200    Banc One Corp.                                   $     95,150
     4,000    Bank of Nova Scotia ORD                               166,285
       900    BankAmerica Corp.                                     105,187
       700    Bankers Trust New York Corp.                           59,238
     2,800    Banque Nationale de Paris ORD(1)                      115,146
     3,600    Chase Manhattan Corp.                                 340,200
     2,700    Citicorp                                              308,812
    17,900    Credito Italiano ORD                                   26,692
     2,500    Deutsche Pfandbrief-und
                Hypothekenbank AG ORD                               147,318
     1,800    First Chicago NBD Corp.                               106,650
     3,500    First Union Corp.                                     300,562
     6,900    First Virginia Banks, Inc.                            386,400
     9,641    HSBC Holdings plc ORD                                 292,397
     6,200    Mercantile Bancorporation Inc.                        365,800
     1,700    Morgan (J.P.) & Co.                                   182,750
     2,400    Nordlandsbanken ORD                                    57,625
     2,900    Norwest Corp.                                         155,150
     5,300    PNC Bank Corp.                                        221,938
    37,500    PT Bank Bira ORD                                       57,402
    11,562    Royal Bank of Scotland Group
                plc ORD                                             113,735
     5,492    Security Bank Corp. ORD(1)                              8,537
       700    Societe Generale ORD                                   77,890
       100    Unionbancal Corp.                                       6,625
     3,100    Wachovia Corp.                                        188,713
                                                                 ----------
                                                                  3,886,202
                                                                 ----------
BIOTECHNOLOGY--1.8%
       700    Agouron Pharmaceuticals, Inc.(1)                       56,131
     5,300    Amgen Inc.                                            354,769
     4,116    Biocompatibles International plc
                ORD(1)                                               87,726
     7,200    Centocor, Inc.(1)                                     252,900
       700    Incyte Pharmaceuticals, Inc.(1)                        45,675
     5,500    PAREXEL International Corp.(1)                        179,781
     2,800    PathoGenesis Corp.(1)                                  76,825
     4,300    QIAGEN N.V.(1)                                        166,625
     8,200    QLT PhotoTherapeutics, Inc. ORD(1)                    184,584
     2,300    Quintiles Transnational Corp.(1)                      143,750
     1,000    Sangstat Medical Corp.(1)                              24,813
       900    Vertex Pharmaceuticals, Inc.(1)                        36,225
                                                                 ----------
                                                                  1,609,804
                                                                 ----------

See Notes to Financial Statements


36   Strategic Allocation: Aggressive               American Century Investments


                            SCHEDULE OF INVESTMENTS
                        STRATEGIC ALLOCATION: AGGRESSIVE

MAY 31, 1997 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

BROADCASTING & MEDIA--0.2%
       200    Central European Media
                Enterprises Ltd. Cl A(1)                       $      4,650
       784    Havas Advertising SA ORD                               83,290
     1,000    Nippon Broadcasting System ORD                         92,087
                                                                 ----------
                                                                    180,027
                                                                 ----------
BUILDING & HOME IMPROVEMENTS--0.3%
     4,500    American Woodmark Corp.                                73,406
       600    Hunter Douglas N.V. ORD                                53,007
     6,700    Johns Manville Corp.                                   76,213
     1,600    Lafarge Corp.                                          39,600
     1,300    Royal Group Technologies Ltd.
                ORD(1)                                               31,812
     1,300    Triangle Pacific Corp.(1)                              38,594
                                                                 ----------
                                                                    312,632
                                                                 ----------
BUSINESS SERVICES & SUPPLIES--2.0%
     6,200    AccuStaff, Inc.(1)                                    148,800
       100    Altran Technologies SA ORD                             32,114
    25,500    Capita Group Plc ORD                                  104,518
    30,000    Corporate Services Group plc ORD                       89,271
     5,800    Corrections Corp. of America(1)                       210,250
     2,800    Esselte AB Cl B ORD                                    66,206
     5,000    F.Y.I. Inc.(1)                                        108,750
       192    GZI Transport Ltd. Warrants ORD
                (Expiration date 1/29/99)(1)                             29
       400    Goudsmit NV ORD                                        54,623
     1,400    Kvaerner ASA ORD                                       80,203
     1,975    Larsen & Toubro Ltd.
                (Acquired 8/1/96 through
                8/28/96, Cost $32,228)(1)(2)                         26,119
     4,300    Lason, Inc.(1)                                         93,794
    13,000    M.A.I.D. plc ORD(1)                                    39,750
     4,600    Market Facts, Inc.                                     55,488
     4,100    NCO Group, Inc.(1)                                    136,581
     1,200    Omnicom Group Inc.                                     69,600
     9,000    Parity plc ORD                                         82,631
     1,200    Randstad Holdings N.V. ORD                            120,713
     4,700    Stork N.V. ORD                                        208,225
       600    VA Technologie AG ORD                                 106,039
                                                                 ----------
                                                                  1,833,704
                                                                 ----------

Shares                                                                  Value
--------------------------------------------------------------------------------

CHEMICALS & RESINS--1.5%
       480    Akzo Nobel ORD                                    $    63,972
     1,700    Dow Chemical Co.                                      141,738
     7,500    Great Lakes Chemical Corp.                            366,562
     1,282    Henkel KGaA ORD                                        67,201
     6,500    Lubrizol Corp.                                        231,562
    16,000    Millennium Chemicals Inc.                             308,000
     4,100    Nalco Chemical Co.                                    152,212
                                                                 ----------
                                                                  1,331,247
                                                                 ----------
COMMUNICATIONS EQUIPMENT--2.4%
     6,400    ADC Telecommunications, Inc.(1)                       219,600
     2,200    Allen Group Inc. (The)(1)                              51,150
       100    Ascend Communications, Inc.(1)                          5,581
     3,900    Boston Technology, Inc.(1)                            112,125
     2,200    Comverse Technology, Inc.(1)                          100,375
     1,300    Ericsson (L.M.) Telephone Co.
                ADR                                                  46,394
   938,800    Ericsson Telecomunicacoes S/A
                ORD                                                  52,618
     5,100    Lucent Technologies Inc.                              324,487
     1,500    Motorola, Inc.                                         99,562
     2,000    Natural MicroSystems Corp.(1)                          49,125
     1,500    Nokia Corp. Cl A ADR                                   99,000
       700    Northern Telecom Ltd. ORD(1)                           58,734
     3,000    Orckit Communications Ltd.(1)                          40,125
     7,700    PairGain Technologies, Inc.(1)                        161,219
     2,200    SeaChange International, Inc.(1)                       47,988
     9,800    Tandberg Television ASA ORD(1)                         89,442
    12,800    Tellabs, Inc.(1)                                      644,000
                                                                 ----------
                                                                  2,201,525
                                                                 ----------
COMMUNICATIONS SERVICES--2.4%
     2,000    AT&T Corp.                                             73,750
     1,000    Alcatel Alsthom Compagnie
                Generale ORD(1)                                     108,494
     2,100    Ameritech Corp.                                       137,550
     1,000    Bell Atlantic Corp.                                    70,000
     2,400    BellSouth Corp.                                       108,900
    14,000    Datacraft Asia Limited ORD                             42,560
    13,200    Frontier Corp.                                        242,550
    22,400    Hong Kong Telecommunications
                Ltd. ORD                                             49,579

See Notes to Financial Statements


Semiannual Report                          Strategic Allocation: Aggressive   37


                            SCHEDULE OF INVESTMENTS
                        STRATEGIC ALLOCATION: AGGRESSIVE

MAY 31, 1997 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

        22    Nippon Telegraph & Telephone
                ORD                                             $   210,164
     5,300    SBC Communications Inc.                               310,050
     1,800    Telecom Argentina STET - France
                Telecom S.A. ADR                                     96,075
     6,400    Telefonica de Espana ORD                              184,820
    16,900    Worldcom Inc.(1)                                      501,719
                                                                 ----------
                                                                  2,136,211
                                                                 ----------
COMPUTER PERIPHERALS--0.7%
       600    Adaptec, Inc.(1)                                       22,087
     1,600    Cisco Systems Inc.(1)                                 108,100
     9,000    EMC Corp. (Mass.)(1)                                  358,875
     4,100    Quantum Corp.(1)                                      159,644
                                                                 ----------
                                                                    648,706
                                                                 ----------
COMPUTER SOFTWARE & SERVICES--2.5%
     1,000    Adobe Systems Inc.                                     44,781
     2,700    Azlan Group plc ORD                                    26,671
     1,300    Cadence Design Systems, Inc.(1)                        43,225
     2,200    Getronics NV ORD                                       75,107
     4,500    HBO & Co.                                             288,844
     4,900    JBA Holdings Plc ORD                                   76,319
     2,100    JDA Software Group, Inc.(1)                            57,881
     2,600    Konami Co., Ltd. ORD                                   92,861
     5,000    McAfee Associates, Inc.(1)                            329,062
       100    Medic Computer Systems, Inc.(1)                         1,731
     3,200    Microsoft Corp.(1)                                    397,000
    10,329    Misys plc ORD                                         230,731
     3,300    Oracle Systems Corp.(1)                               154,069
     1,144    Ordina Beheer N.V. ORD(1)                              85,982
     8,200    Sage Group plc (The) ORD                               87,856
       700    Shared Medical Systems Corp.                           36,881
       700    TT Tieto OY ORD                                        59,016
     3,000    Tecnomatix Technologies Ltd.(1)                        92,625
       400    Veritas Software Corp.(1)                              19,850
     5,100    Viisage Technology, Inc.(1)                            58,650
                                                                 ----------
                                                                  2,259,142
                                                                 ----------

Shares                                                                  Value
--------------------------------------------------------------------------------

COMPUTER SYSTEMS--1.6%
     5,300    Compaq Computer Corp.(1)                           $  573,725
     2,400    Computerland Poland S.A. ORD                           66,490
       300    Dell Computer Corp.(1)                                 33,731
       600    Gateway 2000, Inc.(1)                                  39,825
     1,300    Hewlett-Packard Co.                                    66,950
     7,400    International Business Machines
                Corp.                                               640,100
     1,000    OPTIMUS S.A. ORD                                       32,322
                                                                 ----------
                                                                  1,453,143
                                                                 ----------
CONSUMER PRODUCTS--1.5%
     7,000    Avon Products, Inc.                                   446,250
     1,700    Bang & Olufsen Holding A/S ORD                        101,723
     9,000    Canon, Inc. ORD                                       228,495
     4,200    Colgate-Palmolive Co.                                 260,400
     5,400    Helen of Troy Ltd.(1)                                 143,100
     7,650    Wolverine World Wide, Inc.                            197,944
                                                                 ----------
                                                                  1,377,912
                                                                 ----------
CONTROL & MEASUREMENT--0.2%
       800    Coherent, Inc.(1)                                      34,700
       300    Keyence Corporation ORD                                43,375
     5,900    Molecular Devices Corp.(1)                             86,656
                                                                 ----------
                                                                    164,731
                                                                 ----------
DIVERSIFIED COMPANIES--2.0%
    32,839    BBA Group plc ORD                                     180,093
     4,800    Bodycote International plc ORD                         58,629
     4,200    General Electric Co. (U.S.)                           253,575
    15,772    Granada Group plc ORD                                 224,061
    50,000    Guangzhou Investments Company
                Ltd. ORD                                             24,844
     2,200    Hexagon AB ORD                                         61,684
     5,400    Honeywell Inc.                                        392,850
     5,000    Investment AB Bure ORD                                 62,020
     6,474    Siebe plc ORD                                         101,842
     7,500    Tyco International Ltd.                               476,250
                                                                 ----------
                                                                  1,835,848
                                                                 ----------
EDUCATION--0.3%
     3,600    Apollo Group Inc. Cl A(1)                             126,675
     3,300    Learning Tree International, Inc.(1)                  129,525
                                                                 ----------
                                                                    256,200
                                                                 ----------

See Notes to Financial Statements


38   Strategic Allocation: Aggressive               American Century Investments


                            SCHEDULE OF INVESTMENTS
                        STRATEGIC ALLOCATION: AGGRESSIVE

MAY 31, 1997 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

ELECTRICAL & ELECTRONIC
COMPONENTS--5.2%
     9,800    AMP, Inc.                                         $   403,025
     1,160    Advantest Corp. ORD                                    79,067
     3,100    ANADIGICS, Inc.(1)                                    102,687
    12,000    Anicom, Inc.(1)                                       113,250
     3,000    Applied Materials, Inc.                               195,562
    12,000    Elec & Eltek International
                Company Ltd. ORD                                     70,800
     1,100    Fujimi Incorporated ORD                                64,943
     3,000    Hoya Corp. ORD                                        136,581
     2,500    II-VI, Inc.(1)                                         48,125
     1,700    Innovex Inc.                                           47,600
     4,300    Intel Corp.                                           651,181
     3,300    JPM Co. (The)(1)                                      100,650
     1,800    Jabil Circuit, Inc.(1)                                105,412
     1,700    Lattice Semiconductor Corp.(1)                         98,388
       500    Leitch Technology Corp ORD                             11,854
     2,500    Nintendo Co., Ltd. ORD                                195,792
     1,200    Noritsu Koki Co. Limited ORD                           55,252
     5,600    Phillips Electronics N.V.                             313,600
     4,600    REMEC, Inc.(1)                                        134,837
     3,000    Rofin-Sinar Technologies Inc.(1)                       46,125
     3,000    Rohm Co. Ltd. ORD                                     312,406
     1,400    SGL CARBON Aktiengesellschaft
                ORD                                                 202,756
     1,300    Sanmina Corp.(1)                                       75,319
     2,200    Schneider SA ORD(1)                                   105,900
       900    Siemens AG ORD                                         50,834
     4,200    Sipex Corp.(1)                                        124,950
     1,300    Sony Corp. ORD                                        109,755
     5,400    Texas Instruments Inc.                                485,325
     7,200    Vitesse Semiconductor Corp.(1)                        258,750
                                                                 ----------
                                                                  4,700,726
                                                                 ----------
ENERGY (PRODUCTION & MARKETING)--4.3%
     6,800    Amoco Corp.                                           607,750
     1,100    Atlantic Richfield Co.                                160,050
     4,040    British-Borneo Petroleum
                Syndicate plc ORD                                    84,119
     5,000    Burlington Resources Inc.                             232,500
    11,200    Cairn Energy plc ORD(1)                                96,127
     5,500    Chevron Corp.                                         385,000

Shares                                                                  Value
--------------------------------------------------------------------------------

    10,200    Exxon Corp.                                       $   604,350
     4,800    MAPCO Inc.                                            152,400
     4,900    Murphy Oil Corp.                                      227,237
       300    Phillips Petroeum Co.                                  12,750
     2,100    Quaker Chemical Corp.                                  34,388
     6,100    Rigel Energy Corp. ORD(1)                              76,186
       400    Royal Dutch Petroleum Co.                              78,100
    27,100    Santos Ltd. ORD                                       110,930
    12,500    Seagull Energy Corp.(1)                               225,000
       800    Shell Transport & Trading Co. ADR                      95,500
     5,400    Talisman Energy, Inc. ORD(1)                          177,040
     2,700    Texaco Inc.                                           294,637
       500    Union Texas Petroleum Holdings,
                Inc.                                                 10,063
     2,900    Unocal Corp.                                          123,613
     7,400    Woodside Petroleum Limited ORD                         62,412
                                                                 ----------
                                                                  3,850,152
                                                                 ----------
ENERGY (SERVICES)--1.7%
     2,000    Aker Maritime ASA ORD                                  33,558
     2,000    Baker Hughes Inc.                                      75,000
       800    Diamond Offshore Drilling, Inc.(1)                     56,900
     3,500    Hvide Marine, Inc.(1)                                  83,125
     1,300    IHC Caland N.V. ORD(1)                                 70,333
     3,700    Marine Drilling Companies, Inc.(1)                     74,231
     6,300    Noble Drilling Corp.(1)                               137,025
     2,000    Oceaneering International, Inc.(1)                     34,000
     1,000    Rowan Companies, Inc.(1)                               23,125
     1,200    Schlumberger Ltd.                                     142,950
     4,000    Smedvig ASA Cl A ORD                                   97,727
     1,000    Smedvig ASA Cl B ORD                                   24,291
     5,900    Smith International, Inc.(1)                          309,012
     5,000    Tidewater Inc.                                        210,625
     1,600    Trico Marine Services, Inc.(1)                         60,400
     1,000    Western Atlas Inc.(1)                                  67,875
                                                                 ----------
                                                                  1,500,177
                                                                 ----------
ENVIRONMENTAL SERVICES--1.2%
    12,800    Browning-Ferris Industries, Inc.                      419,200
     6,200    Superior Services Inc.(1)                             136,400
     1,600    Tomra Systems ASA ORD                                  36,619
     5,300    USA Waste Services, Inc.(1)                           192,125
     5,700    U.S. Filter Corp.(1)                                  179,550
     3,200  United Waste Systems, Inc.(1)                           122,200
                                                                 ----------
                                                                  1,086,094
                                                                 ----------

See Notes to Financial Statements


Semiannual Report                          Strategic Allocation: Aggressive   39


                            SCHEDULE OF INVESTMENTS
                        STRATEGIC ALLOCATION: AGGRESSIVE

MAY 31, 1997 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

FINANCIAL SERVICES--3.0%
     6,800    BHW Holding AG ORD(1)                             $   118,895
     2,000    Bear Stearns Companies Inc.                            65,000
     2,600    Credit Suisse Group ORD(1)                            327,070
     1,200    Equitable Companies Inc.                               37,800
    11,900    Federal National Mortgage
                Association                                         519,138
     1,200    Green Tree Financial Corp.                             42,000
     4,365    ING Groep N.V. ORD                                    193,156
       100    Julius Baer Holding AG ORD                            137,650
     4,939    Kempen & Company NV ORD                               150,852
     2,000    Lehman Brothers Holdings, Inc.                         80,750
     1,300    Merrill Lynch & Co., Inc.                             137,800
       700    Money Store Inc. (The)                                 17,981
     1,800    Morgan Stanley Group, Inc.                            121,500
     5,200    Newcourt Credit Group, Inc. ORD
                (Acquired 2/15/96 through
                4/10/97, Cost $55,743)(2)                           121,584
    33,000    Peregrine Investments Holdings
                Limited ORD                                          58,773
     3,100    Rental Service Corp.(1)                                67,425
     2,000    Salomon Inc.                                          107,250
       130    Takefuji Corporation ORD                                6,075
     6,500    Travelers Group, Inc.                                 356,687
    13,000    United Merchant Group ORD(1)                           20,692
                                                                 ----------
                                                                  2,688,078
                                                                 ----------
FOOD & BEVERAGE--1.5%
    19,055    Archer-Daniels-Midland Co.                            381,100
    30,000    Guangnan Holdings ORD                                  48,203
     8,300    Guinness plc ORD                                       77,429
     1,000    Huhtamaki Group ORD                                    43,903
     1,200    Interstate Bakeries Corp.                              64,500
     2,900    J.D. Wetherspoon plc ORD                               62,641
     1,200    Lance, Inc.                                            23,475
       600    Michael Foods, Inc.                                     8,512
       100    Nestle S.A. ORD                                       124,558
     8,700    Northland Cranberries, Inc.                           112,556
     1,100    OY Hartwall AB ORD                                     51,285
    14,200    Ralcorp Holdings, Inc.(1)                             172,175
     4,100    Universal Foods Corp.                                 147,087
                                                                 ----------
                                                                  1,317,424
                                                                 ----------

Shares                                                                  Value
--------------------------------------------------------------------------------

FURNITURE & FURNISHINGS--0.2%
     4,400    Miller (Herman), Inc.                              $  156,750
                                                                 ----------
HEALTHCARE--1.6%
       500    Columbia/HCA Healthcare Corp.                          18,313
     4,400    Health Management Associates,
                Inc.(1)                                             128,700
     8,300    Humana Inc.(1)                                        187,787
     1,000    Lincare Holdings Inc.(1)                               38,938
     2,600    Oxford Health Plans, Inc.(1)                          182,812
     6,700    Quorum Health Group, Inc.(1)                          238,269
       500    Rhoen Klinikum AG ORD                                  61,272
     4,000    Tenet Healthcare Corp.(1)                             110,000
     7,800    United HealthCare Corp.                               440,700
                                                                 ----------
                                                                  1,406,791
                                                                 ----------
INDUSTRIAL EQUIPMENT & MACHINERY--1.0%
    22,000    Ashtead Group plc ORD                                 111,814
     1,200    Caterpillar Inc.                                      117,150
     6,200    Cooper Industries, Inc.                               316,200
     1,300    Dover Corp.                                            74,425
     1,600    Dresser Industries, Inc.                               54,800
     3,000    Ingersoll-Rand Co.                                    163,500
       100    Mannesmann AG ORD                                      40,692
     3,400    Pfeiffer Vacuum Technology AG
                ADR(1)                                               76,925
                                                                 ----------
                                                                    955,506
                                                                 ----------
INSURANCE--4.0%
     2,400    AXA-UAP ORD                                           143,941
     8,900    Allstate Corp.                                        655,262
     1,600    American International Group, Inc.                    216,600
       100    Argonaut Group, Inc.                                    2,913
     1,930    Assurantieconcern Stad Rotterdam
                ORD                                                  86,511
       300    CIGNA Corp.                                            52,125
     3,200    CNA Financial Corp.(1)                                327,600
     3,700    Chubb Corp. (The)                                     225,700
     6,000    Companhia de Seguros Mundial
                Confianca, SA ORD(1)                                 79,490
    11,300    Conseco Inc.                                          452,000
       500    Gallagher (Arthur J.) & Co.                            15,875
     1,200    General Re Corp.                                      210,300
       600    ITT Hartford Group, Inc.                               46,800
     1,600    Lincoln National Corp.                                 97,400

See Notes to Financial Statements


40   Strategic Allocation: Aggressive               American Century Investments


                            SCHEDULE OF INVESTMENTS
                        STRATEGIC ALLOCATION: AGGRESSIVE

MAY 31, 1997 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

     4,500    NAC Re Corp.                                      $   179,438
       200    Old Republic International Corp.                        6,025
     4,700    Pohjola Insurance Group Cl B
                ORD                                                 136,953
    16,056    Reinsurance Australia Corporation
                Ltd. ORD                                             50,697
     5,400    SAFECO Corp.                                          234,562
       800    Sampo Insurance Company Ltd.
                ORD                                                  69,933
     2,000    Skandia Forsakrings AB ORD                             70,676
     2,700    St. Paul Companies, Inc.                              193,388
       900    UNUM Corp.                                             71,213
                                                                 ----------
                                                                  3,625,402
                                                                 ----------
LEISURE--1.0%
    47,000    Corporacion Interamericana de
                Entretenimiento S.A. ORD(1)                         190,043
     2,600    Doubletree Corp.(1)                                   116,837
     3,500    HFS, Inc.(1)                                          188,562
     6,700    Hilton Hotels Corporation                             189,275
     1,600    King World Productions, Inc.                           60,200
    82,000    Solid Group, Inc. ORD                                  15,390
    10,000    Yamaha Corp. ORD                                      190,198
                                                                 ----------
                                                                    950,505
                                                                 ----------
MACHINERY & EQUIPMENT--0.8%
       100    Barmag AG ORD(1)                                       17,444
     3,100    Boewe Systec AG ORD                                   112,331
       900    Cymer, Inc.(1)                                         47,700
     3,850    Diebold, Inc.                                         144,375
     9,100    Intevac, Inc.(1)                                      144,462
       220    Rieter Holdings Ltd. ORD                               71,621
       200    Swisslog Holding AG ORD(1)                             70,771
       600    Thermedics Inc.(1)                                     10,050
     3,400    Veeco Instruments Inc.(1)                             141,100
                                                                 ----------
                                                                    759,854
                                                                 ----------
MEDICAL EQUIPMENT & SUPPLIES--0.9%
     2,600    Hillenbrand Industries, Inc.                          122,525
       600    Hologic, Inc.(1)                                       14,288
     2,000    Instrumentarium Group Cl A ORD                         83,920
     1,000    Ortivus AB Cl B ORD(1)                                 38,504
     1,200    Physician Sales & Service, Inc.(1)                     17,250
     4,400    Sabratek Corp.(1)                                     117,425

Shares                                                                  Value
--------------------------------------------------------------------------------

     5,000    SeaMED Corp.(1)                                     $  86,250
     2,500    Spectra-Physics AB ORD                                 42,961
    12,000    Terumo Corporation ORD                                211,713
       200    Thermo Electron Corp.(1)                                6,900
       700    Thermo Instrument Systems Inc.(1)                      23,975
     1,300    US Surgical Corp.                                      43,875
                                                                 ----------
                                                                    809,586
                                                                 ----------
METALS & MINING--0.3%
       700    Oregon Metallurgical Corp.(1)                          18,025
     2,100    Reynolds Metals Co.                                   142,538
       900    Vulcan Materials Co.                                   65,700
       700    Zeigler Coal Holding Co.                               16,275
                                                                 ----------
                                                                    242,538
                                                                 ----------
OFFICE EQUIPMENT & SUPPLIES--0.7%
     3,000    Canon Copyer Sales Co. ORD                             31,241
     8,900    Xerox Corp.                                           602,975
                                                                 ----------
                                                                    634,216
                                                                 ----------
PAPER & FOREST PRODUCTS--0.9%
     4,600    Chesapeake Corp.                                      154,100
     5,500    Kimberly-Clark de Mexico, SA de
                CV ORD                                               19,077
     1,900    Rayonier, Inc.                                         81,462
     7,000    Uni-Charm Corporation ORD                             236,155
     3,700    Union Camp Corp.                                      194,250
     4,900    Westvaco Corp.                                        153,125
                                                                 ----------
                                                                    838,169
                                                                 ----------
PERSONAL SERVICES--0.3%
     6,900    Stewart Enterprises, Inc. Cl A                        231,581
                                                                 ----------
PHARMACEUTICALS--4.8%
     4,000    Abbott Laboratories                                   252,000
     3,000    Apothekers Cooperative OPG
                ORD                                                  91,473
     2,500    Bio-Technology General
                Corporation(1)                                       35,938
     1,700    Bristol-Myers Squibb Co.                              124,737
       500    Christian Hansen Holding A/S
                Cl B ORD                                             59,991
     8,700    Dura Pharmaceuticals, Inc.(1)                         347,456
     5,035    Getinge Industrier AB ORD                              91,404
     6,800    Lilly (Eli) & Co.                                     632,400

See Notes to Financial Statements


Semiannual Report                          Strategic Allocation: Aggressive   41


                            SCHEDULE OF INVESTMENTS
                        STRATEGIC ALLOCATION: AGGRESSIVE

MAY 31, 1997 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

    10,500    Mallinckrodt Inc.                                  $  392,437
     1,000    Matsumoto Medical Instruments,
                Inc. ORD                                             39,675
     2,800    Medicis Pharmaceutical Corp.(1)                        95,375
     7,900    Merck & Co., Inc.                                     710,012
       323    Novartis AG ORD                                       440,039
     4,700    Omnicare, Inc.                                        134,538
     2,200    Pharmacia & Upjohn Inc.                                76,175
        22    Roche Holding AG ORD                                  195,867
     8,000    Sankyo Company, Ltd. ORD                              254,056
     3,400    Warner-Lambert Co.                                    342,550
       900    Watson Pharmaceuticals Inc.(1)                         35,381
                                                                 ----------
                                                                  4,351,504
                                                                 ----------
PRINTING & PUBLISHING--0.6%
     2,800    Banta Corp.                                            77,350
     2,875    McClatchy Newspapers, Inc.                             80,141
     1,000    Meredith Corp.                                         25,875
     1,300    Moore Corporation Ltd.                                 28,925
     3,800    Moore Corporation Ltd. ORD                             84,987
     1,000    Tribune Co.                                            43,250
     7,400    VNU Tijdschriftengroep Nederland
                ORD                                                 167,393
                                                                 ----------
                                                                    507,921
                                                                 ----------
RAILROADS--0.4%
     6,300    CSX Corp.                                             333,900
                                                                 ----------
REAL ESTATE--0.1%
    27,000    Parkway Holdings Ltd. ORD                             134,009
                                                                 ----------
RESTAURANTS--0.4%
       700    Applebee's International Inc.(1)                       17,281
     1,000    Boston Chicken, Inc.(1)                                18,063
     2,000    Logan's Roadhouse, Inc.(1)                             46,750
       300    Lone Star Steakhouse & Saloon,
                Inc.(1)                                               6,881
     3,400    PJ America, Inc.(1)                                    59,500
     3,500    PizzaExpress plc ORD                                   39,164
     5,600    Rainforest Cafe, Inc.(1)                              136,850
                                                                 ----------
                                                                    324,489
                                                                 ----------

Shares                                                                  Value
--------------------------------------------------------------------------------

RETAIL (APPAREL)--0.9%
     3,400    Blacks Leisure Group PLC ORD                     $     30,073
     3,100    Fast Retailing Co. Ltd. ORD                           100,581
     3,200    Genesco Inc.(1)                                        44,000
     1,600    Gucci Group N.V.                                      111,600
     2,500    Hennes & Mauritz AB Cl B ORD                           81,724
     2,700    Hot Topic, Inc.(1)                                     77,963
     5,500    Jones Apparel Group, Inc.(1)                          257,812
     3,400    Ross Stores, Inc.                                      96,687
       600    TJX Companies, Inc. (The)                              28,800
                                                                 ----------
                                                                    829,240
                                                                 ----------
RETAIL (FOOD & DRUG)--1.3%
     8,100    Albertson's, Inc.                                     271,350
     2,760    Circle K Japan Co., Ltd. ORD                          147,507
    15,800    Giant Food Inc. Cl A                                  520,412
     1,530    Koninklijke Ahold NV ORD                              116,349
     1,800    Richfood Holdings, Inc.                                41,625
     1,500    Universal Corp.                                        54,562
                                                                 ----------
                                                                  1,151,805
                                                                 ----------
RETAIL (GENERAL MERCHANDISE)--1.6%
     3,200    Consolidated Stores Corp.(1)                          122,400
    11,500    Dillard Department Stores, Inc. Cl A                  388,125
     5,200    Family Dollar Stores, Inc.                            133,900
       100    Fingerhut Companies, Inc.                               1,763
     3,000    Grupo Elektra, S.A. de C.V. GDR                        57,000
       100    Harcourt General, Inc.                                  4,737
     4,800    Kohl's Corp.(1)                                       258,600
       700    Lands' End, Inc.(1)                                    21,087
    11,400    Next Plc ORD                                          138,589
     5,900    Penney (J.C.) Company, Inc.                           303,850
       100    Pinault-Printemps-Redoute SA
                ORD                                                  42,009
                                                                 ----------
                                                                  1,472,060
                                                                 ----------
RETAIL (SPECIALTY)--0.6%
     6,700    Action Performance Cos. Inc.(1)                       161,219
     2,300    Cortefiel, S.A. ORD                                    85,055
     4,500    DeoDeo Corporation ORD                                 94,884
     3,900    Home Depot, Inc.                                      245,700
                                                                 ----------
                                                                    586,858
                                                                 ----------
RUBBER & PLASTICS(3)
       400    Carlisle Companies, Inc.                               12,200
                                                                 ----------

See Notes to Financial Statements


42   Strategic Allocation: Aggressive               American Century Investments


                            SCHEDULE OF INVESTMENTS
                        STRATEGIC ALLOCATION: AGGRESSIVE

MAY 31, 1997 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

STEEL--0.1%
       500    Intermet Corp.                                     $    6,875
     1,900    USX-Marathon Group                                     56,525
     1,300    Vallourec SA ORD                                       74,470
                                                                 ----------
                                                                    137,870
                                                                 ----------
TEXTILES & APPAREL--0.3%
     3,300    Dexter Corp.                                           99,412
       700    Nautica Enterprises, Inc.(1)                           16,494
       700    NIKE, Inc.                                             39,900
     2,800    Sport-Haley, Inc.(1)                                   52,850
     1,400    Timberland Co. (The)(1)                                82,075
                                                                 ----------
                                                                    290,731
                                                                 ----------
TOBACCO--0.6%
     2,300    Consolidated Cigar Holdings, Inc.(1)                   69,575
     1,500    Fortune Brands Pty. Ltd.(1)                            73,500
     2,700    General Cigar Holdings, Inc.(1)                        79,650
     5,800    Philip Morris Companies Inc.                          255,200
     2,000    RJR Nabisco, Inc.                                      64,750
                                                                 ----------
                                                                    542,675
                                                                 ----------
TRANSPORTATION--0.7%
     4,600    Allied Holdings, Inc.(1)                               45,425
     3,000    Go-Ahead Group (The) PLC ORD                           21,346
    25,000    International Container Terminal
                Services, Inc. ORD(1)                                13,507
     5,740    Internatio-Muller NV ORD                              184,891
     1,545    Koninklijke Pakhoed NV ORD                             52,343
     2,300    Koninklijke Van Ommeren N.V.
                ORD                                                  93,386
    11,634    Stagecoach Holdings plc ORD                           127,605
     1,700    XTRA Corp.                                             72,888
                                                                 ----------
                                                                    611,391
                                                                 ----------
UTILITIES--2.5%
   142,000    Compenhia de Saneamento
                Basico do Estado de Sao
                Paulo ORD(1)                                         33,832
     2,000    Commonwealth Energy System                             43,500
       200    Compagnie Generale des Eaux
                ORD(1)                                               24,650
       700    Entergy Corp.                                          18,462
    14,000    Florida Progress Corp.                                411,250
       900    General Public Utilities Corp.                         31,500

Shares                                                                  Value
--------------------------------------------------------------------------------

     4,800    Houston Industries Inc.                        $       99,600
    14,200    New York State Electric &
                Gas Corp.                                           308,850
     6,300    Potomac Electric Power                                144,900
     9,800    Public Service Enterprise Group Inc.                  242,550
     8,900    Texas Utilities Electric Co.                          305,937
     7,900    Union Electric Co.                                    289,337
    13,800    Wisconsin Energy Corp.                                332,925
                                                                 ----------
                                                                  2,287,293
                                                                 ----------
TOTAL COMMON STOCKS
& WARRANTS--71.3%                                                64,581,278
                                                                 ----------
   (Cost  $56,973,628)

PREFERRED STOCKS
BANKING--0.1%
       200    Liechtenstein Global Trust AG ORD                     115,782
                                                                 ----------
CHEMICALS & RESINS--0.2%
     2,938    Henkel KGaA ORD                                       166,065
                                                                 ----------
COMMUNICATIONS SERVICES--0.2% 1,100 Telecomunicacoes Brasileiras S.A.
                ADR                                                 151,112
   218,476    Telecomunicacoes de Minas
                Gerais - Telemig ORD                                 32,863
                                                                 ----------
                                                                    183,975
                                                                 ----------
COMPUTER SOFTWARE & SERVICES(3)
       200    SAP AG ORD                                             36,470
                                                                 ----------
FINANCIAL SERVICES--0.4%
     1,429    Marschollek, Lautenschlaeger und
                Partner AG ORD                                      343,530
                                                                 ----------
MEDICAL EQUIPMENT & SUPPLIES--0.3%
     1,022    Fresenius AG ORD                                      226,332
                                                                 ----------
RETAIL (FOOD & DRUG)(3)
       700    Bompreco S.A. Supermercados do
                Nordeste GDR (Acquired 5/5/97,
                Cost $16,275)(2)                                     15,890
                                                                 ----------
TOTAL PREFERRED STOCKS--1.2%                                      1,088,044
                                                                 ----------
   (Cost $660,496)

See Notes to Financial Statements


Semiannual Report                          Strategic Allocation: Aggressive   43


                            SCHEDULE OF INVESTMENTS
                        STRATEGIC ALLOCATION: AGGRESSIVE

MAY 31, 1997 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------

U.S. TREASURY SECURITIES(4)
$  400,000    U.S. Treasury Bill, 4.13%, 6/5/97                 $   399,778
   675,000    U.S. Treasury Note, 6.375%,
                3/31/01                                             672,894
   190,000    U.S. Treasury Note, 6.625%,
                7/31/01                                             191,009
 2,075,000    U.S. Treasury Note, 7.50%,
                5/15/02                                           2,161,901
 1,425,000    U.S. Treasury Note, 5.75%,
                08/15/03                                          1,366,660
   400,000    U.S. Treasury Note, 5.875%,
                11/15/05                                            379,500
   225,000    U.S. Treasury Bond, 6.75%,
                8/15/26                                             219,024
                                                                 ----------
TOTAL U.S. TREASURY SECURITIES--5.9%                              5,390,766
                                                                 ----------
   (Cost  $5,393,621)

MORTGAGE-BACKED SECURITIES(5)
   402,588    FNMA Pool #377181, 6.50%,
                4/1/12                                              393,204
    97,783    FNMA Pool #250576, 7.00%,
                6/1/26                                               95,307
 1,003,167    FNMA Pool #373510, 7.50%,
                3/1/27                                            1,000,559
   215,748    GNMA Pool #397233, 9.50%,
                2/20/25                                             230,054
   176,168    GNMA Pool #392995, 8.75%,
                3/15/25                                             184,009
   154,558    GNMA Pool #372335, 7.50%,
                4/15/25                                             154,132
   143,668    GNMA Pool #416856, 7.50%,
                10/15/25                                            143,480
   150,090    GNMA Pool #402682, 7.50%,
                6/15/26                                             149,676
                                                                 ----------
TOTAL MORTGAGE-BACKED
SECURITIES--2.6%                                                  2,350,421
                                                                 ----------
   (Cost  $2,348,957)

CORPORATE BONDS
AEROSPACE & DEFENSE--0.3%
   300,000    Lockheed Martin Corp., 7.25%,
                5/15/06                                             301,125
                                                                 ----------

Principal Amount                                                        Value
--------------------------------------------------------------------------------

AIRLINES--0.2%
$  150,000    UAL Corp., 9.00%, 12/15/03                           $161,812
                                                                 ----------
AUTOMOBILES & AUTO PARTS--0.1%
   100,000    General Motors Acceptance Corp.,
                8.50%, 2/4/02                                       106,250
                                                                 ----------
BANKING--0.5%
   300,000    Citicorp, 7.125%, 5/15/06                             297,750
   100,000    Santander Financial Issuances Ltd.,
                7.00%, 4/1/06                                        98,250
                                                                 ----------
                                                                    396,000
                                                                 ----------
COMMUNICATIONS SERVICES--0.3%
   150,000    360 Communications Co., 7.125%,
                3/1/03                                              148,875
   100,000    Tele-Communications Inc., 8.25%,
                1/15/03                                             101,875
                                                                 ----------
                                                                    250,750
                                                                 ----------
ELECTRICAL & ELECTRONIC
COMPONENTS--0.4%
   350,000    Anixter Intl. Inc., 8.00%, 9/15/03                    357,437
                                                                 ----------
ENERGY (PRODUCTION & MARKETING)--0.8%
   525,000    Oryx Energy Co., 8.375%,
                7/15/04                                             547,969
   200,000    Triton Energy Ltd., 8.75%,
                4/15/02                                             202,000
                                                                 ----------
                                                                    749,969
                                                                 ----------
FINANCIAL SERVICES--0.8%
   250,000    Guangdong Enterprises, 8.875%,
                5/22/07 (Acquired 5/15/97,
                Cost $249,625)(2)                                   251,875
   500,000    Wharf International Finance Ltd.,
                7.625%, 3/13/07 (Acquired
                3/6/97, Cost $496,045)(2)                           493,750
                                                                 ----------
                                                                    745,625
                                                                 ----------
HEALTHCARE--0.6%
   500,000    Tenet Healthcare Corp., 7.875%,
                1/15/03                                             500,625
                                                                 ----------
INSURANCE--0.1%
   100,000    Aetna Inc., 6.75%, 8/15/01                             99,750
                                                                 ----------
LEISURE--0.2%
   125,000  Time Warner Inc., 8.11%, 8/15/06                        128,125
                                                                 ----------
See Notes to Financial Statements


44   Strategic Allocation: Aggressive               American Century Investments


                            SCHEDULE OF INVESTMENTS
                        STRATEGIC ALLOCATION: AGGRESSIVE

MAY 31, 1997 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------

REAL ESTATE--0.3%
$  275,000    Spieker Properties, Inc., 6.80%,
                12/15/01                                        $   272,594
                                                                 ----------
RETAIL (GENERAL MERCHANDISE)--0.2%
   200,000    Federated Department Stores,
                8.50%, 6/15/03                                      212,250
                                                                 ----------
TOBACCO--0.3%
   300,000    Philip Morris Companies Inc.,
                6.80%, 12/1/03                                      293,250
                                                                 ----------
UTILITIES--0.1%
   100,000    Pacific Gas and Electric Company,
                6.25%, 3/1/04                                        96,125
                                                                 ----------
TOTAL CORPORATE BONDS--5.2%                                       4,671,687
                                                                 ----------
   (Cost  $4,630,543)

SOVEREIGN GOVERNMENTS & AGENCIES
$  500,000 Argentine Discount Notes,
               VRN, 6.875%, 11/28/97,
               resets semi-annually off the
               6-month LIBOR plus
               0.8125% with no caps,
               final maturity 3/31/23                               427,500
$  250,000 Brazil NMB L, VRN, 6.94%,
               10/15/97, resets
               semi-annually off the
               6-month LIBOR plus
               0.875% with no caps, final
               maturity 4/15/09                                     218,594
DEM1,300,000 Bundesobligation, 5.875%,
               5/15/00                                              798,675
DEM2,000,000 Federal Republic of Germany,
               6.00%, 9/15/03                                     1,219,232
CAD800,000 Government of Canada,
               7.25%, 6/01/03                                       614,980
FRF1,500,000 Government of France, 8.50%,
               4/25/03                                              304,520
ITL500,000,000  Government of Italy, 9.50%,
               2/1/01                                               320,626
 $ 100,000 Quebec Province, 8.80%,
               4/15/03                                              108,625

Principal Amount                                                        Value
--------------------------------------------------------------------------------

$  250,000 Republic of Brazil EI, VRN,
               6.875%, 10/15/97, resets
               semi-annually off the
               6-month LIBOR plus
               0.8125% with no caps, final
               maturity 4/15/06                                 $   230,312
ITL125,000,000  Republic of Italy, 3.50%,
               6/20/01                                            1,140,997
GBP350,000 United Kingdom Treasury,
               8.00%, 6/10/03                                       597,495
$  250,000 United Mexican States, 8.50%,
               9/15/02                                              251,575
$  500,000 United Mexican States, VRN,
               6.835%, 11/3/97, resets
               semi-annually off the
               6-month LIBOR plus
               0.8125% with no caps, final
               maturity 12/31/19                                    460,625
$  476,190 Venezuela FLIRB, VRN, 6.75%,
               9/30/97, resets
               semi-annually off the
               6-month LIBOR plus
               0.875% with no caps, final
               maturity 3/31/07                                     436,011
                                                                 ----------
TOTAL SOVEREIGN
GOVERNMENTS & AGENCIES--7.9%                                      7,129,767
                                                                 ----------
   (Cost  $7,176,223)

COMMERCIAL PAPER(4)
BANKING--2.2%
 1,700,000    Nordbanken North America,
                5.45%, 7/18/97                                    1,687,660
   350,000    Spintab-Swedmortgage AB, 5.39%,
                6/30/97                                             348,407
                                                                 ----------
                                                                  2,036,067
                                                                 ----------
FINANCIAL SERVICES--1.5%
 1,335,000    Hitachi Credit America Corp.,
                5.40%-5.44%, 6/12/97 through
                6/25/97                                           1,330,495
                                                                 ----------
INSURANCE--0.6%
   500,000    Principal Mutual, 5.51%, 6/5/97                       499,693
                                                                 ----------

See Notes to Financial Statements


Semiannual Report                          Strategic Allocation: Aggressive   45


                            SCHEDULE OF INVESTMENTS
                        STRATEGIC ALLOCATION: AGGRESSIVE

MAY 31, 1997 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------

UTILITIES--0.7%
$  636,000    Southern California Gas Co.,
                5.42%, 7/7/97 (Acquired
                4/4/97, Cost $626,750)(2)                     $     632,457
                                                                 ----------
TOTAL COMMERCIAL PAPER--5.0%                                      4,498,712
                                                                 ----------
   (Cost $4,498,712)

TEMPORARY CASH INVESTMENTS--0.9%
   Repurchase Agreement, Morgan (J.P.) & Co.
      Inc., (U.S. Treasury obligations), in a joint
      trading account at 5.50%, dated 5/30/97,
      due 6/2/97 (Delivery value $800,367)
   (Cost $800,000)                                                  800,000
                                                                 ----------
TOTAL INVESTMENT SECURITIES--100.0%                             $90,510,675
                                                                 ==========
   (Cost  $82,482,180)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
     Contracts        Settlement                         Unrealized
      to Sell            Date             Value              (Loss)
--------------------------------------------------------------------
      529,841 CHF       6/30/97        $  376,305        $  (15,265)
    2,006,427 DEM       6/30/97         1,178,677           (22,567)
    1,684,718 FRF       6/30/97           292,933            (6,143)
      290,174 GBP       6/30/97           475,467            (4,761)
    1,044,233 NLG       6/30/97           545,232            (7,399)
                                        ----------------------------
                                       $2,868,614          $(56,135)
                                        ============================
(Value on Settlement Date $2,812,479)

Notes to Schedule of Investments
ADR = American Depositary Receipt
CAD = Canadian Dollar
CHF = Swiss Franc
DEM = German Mark
FNMA = Federal  National  Mortgage  Association
FRF = French Franc
GBP = British Pound
GDR = Global Depositary Receipt
GNMA = Government National Mortgage Association
ITL = Italian Lira
JPY = Japanese Yen
LIBOR = London Interbank Offered Rate
NLG = Netherlands Guilder
ORD = Foreign Ordinary Share
resets = The frequency with which a fixed-income security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 1997.
(1) Non-income producing.
(2) Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 1997, was $1,541,675, which represented 1.7% of net assets.
(3) Industry is less than 0.05% of the Fund's total investment securities.
(4) The rates for U.S. Treasury Bills and commercial paper are the yield to maturity as of May 31, 1997.
(5) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

See Notes to Financial Statements


46   Strategic Allocation: Aggressive               American Century Investments


                      STATEMENTS OF ASSETS AND LIABILITIES

MAY 31, 1997 (UNAUDITED)

                                                                     STRATEGIC        STRATEGIC         STRATEGIC
                                                                    ALLOCATION:      ALLOCATION:       ALLOCATION:
                                                                   CONSERVATIVE       MODERATE         AGGRESSIVE
ASSETS
Investment securities, at value (identified cost of $53,496,757,
  $128,323,399 and $82,482,180, respectively) (Note 3) ..........  $55,688,450     $137,671,511     $90,510,675
Foreign currency holdings, at value (identified cost
  of $8,496, $22,043 and  $29,433, respectively) ................        8,505           20,682          28,812
Cash ............................................................       30,670           37,377          78,298
Receivable for investments sold .................................      150,590          503,523         524,188
Receivable for capital shares sold ..............................       38,255          247,098         139,851
Dividends and interest receivable ...............................      390,122          796,028         436,602
                                                                    ----------      -----------      ----------
                                                                    56,306,592      139,276,219      91,718,426
                                                                    ----------      -----------      ----------

LIABILITIES
Disbursements in excess of demand deposit cash ..................        1,022           57,723         175,264
Payable for forward foreign currency exchange contracts .........       24,891           77,165          56,135
Payable for investments purchased ...............................       51,879          188,755         116,518
Payable for capital shares redeemed .............................       42,257          144,247          76,027
Accrued management fees (Note 2) ................................       46,108          125,528          89,951
Distribution fees payable (Note 2) ..............................          830            1,552           1,237
Service fees payable (Note 2) ...................................          830            1,552           1,237
                                                                    ----------      -----------      ----------
                                                                       167,817          596,522         516,369
                                                                    ----------      -----------      ----------
Net assets ......................................................  $56,138,775     $138,679,697     $91,202,057
                                                                   ===========     ============     ===========

NET ASSETS CONSIST OF:
Capital (par value and paid in surplus) .........................  $53,697,218     $130,191,798     $84,445,510
Undistributed net investment income .............................      339,356          352,106         532,626
Accumulated undistributed net realized loss
  from investment and foreign currency transactions .............      (55,484)      (1,106,769)     (1,728,110)
Net unrealized appreciation on investments and translation of
  assets and liabilities in foreign currencies (Note 3) .........    2,157,685        9,242,562       7,952,031
                                                                    ----------      -----------      ----------
                                                                   $56,138,775     $138,679,697     $91,202,057
                                                                   ===========     ============     ===========
Investor Class
Net assets ......................................................  $52,126,036     $131,245,756     $85,241,540
Shares outstanding ..............................................    9,825,358       23,596,917      14,843,861
Net asset value per share .......................................  $      5.31     $        .56     $      5.74
Advisor Class
Net assets ......................................................  $ 4,012,739     $  7,433,941     $ 5,960,517
Shares outstanding ..............................................      756,106        1,337,509       1,039,017
Net asset value per share ....................................... $       5.31     $       5.56     $      5.74

See Notes to Financial Statements


Semiannual Report                      Statements of Assets and Liabilities   47


                            STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)

                                                                     STRATEGIC        STRATEGIC         STRATEGIC
                                                                    ALLOCATION:      ALLOCATION:       ALLOCATION:
                                                                   CONSERVATIVE       MODERATE         AGGRESSIVE
INVESTMENT INCOME
Income:
Interest .......................................................   $   898,838       $1,434,595      $  650,321
Dividends (net of foreign taxes withheld of $5,546,
   $24,684, and $21,055, respectively) .........................       166,002          544,597         410,757
                                                                     ---------        ---------       ---------
                                                                     1,064,840        1,979,192       1,061,078
                                                                     ---------        ---------       ---------

Expenses (Note 2):
Management fees ................................................       235,052          600,268         439,611
Distribution fees - Advisor Class ..............................         4,888            9,169           7,377
Shareholder services fees - Advisor Class ......................         4,888            9,169           7,377
Directors' fees and expenses ...................................           283              663             444
                                                                     ---------        ---------       ---------
                                                                       245,111          619,269         454,809
                                                                     ---------        ---------       ---------
Net investment income ..........................................       819,729        1,359,923         606,269
                                                                     ---------        ---------       ---------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)
Net realized gain (loss) on:
Investments ....................................................      (152,913)      (1,422,449)     (1,716,788)
Foreign currency transactions ..................................       144,752          402,085         293,647
                                                                     ---------        ---------       ---------
                                                                        (8,161)      (1,020,364)     (1,423,141)
                                                                     ---------        ---------       ---------
Change in net unrealized appreciation on:
Investments ....................................................       806,821        5,464,752       4,984,313
Translation of assets and liabilities in foreign currencies ....       (41,194)        (122,383)        (89,670)
                                                                     ---------        ---------       ---------
                                                                       765,627        5,342,369       4,894,643
                                                                     ---------        ---------       ---------
Net realized and unrealized gain on
investments and foreign currency ...............................       757,466        4,322,005       3,471,502
                                                                     ---------        ---------       ---------
Net Increase in Net Assets
Resulting from Operations ......................................    $1,577,195       $5,681,928      $4,077,771
                                                                    ==========       ==========      ==========

See Notes to Financial Statements


48   Statements of Operations                       American Century Investments

                      STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED) AND PERIOD ENDED NOVEMBER 31, 1996

                                               STRATEGIC               STRATEGIC                STRATEGIC
                                              ALLOCATION:             ALLOCATION:              ALLOCATION:
                                             CONSERVATIVE              MODERATE                AGGRESSIVE

Increase (Decrease) in Net Assets         1997       1996(1)       1997        1996(1)      1997        1996(1)
OPERATIONS
Net investment income ...............$     819,729 $  439,906 $  1,359,923 $    675,244 $    606,269 $   312,027
Net realized gain (loss) on
  investments and foreign currency
  transactions ......................      (8,161)     60,039   (1,020,364)      (5,837)  (1,423,141)   (315,887)
Change in net unrealized
  appreciation on investments and
  translation of assets and
  liabilites in foreign currencies ..     765,627   1,392,058    5,342,369    3,900,193    4,894,643   3,057,388
                                        ---------   ---------    ---------    ---------    ---------   ---------
Net increase in net assets resulting
  from operations ...................   1,577,195   1,892,003    5,681,928    4,569,600    4,077,771   3,053,528
                                        ---------   ---------    ---------    ---------    ---------   ---------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ....................    (620,330)   (233,977)  (1,191,477)    (397,443)    (334,673)         --
  Advisor Class .....................     (52,638)         --      (83,235)          --      (40,079)         --
From net realized gain from
 investment transactions:
  Investor Class ....................    (107,668)         --      (80,981)          --           --          --
  Advisor Class .....................     (13,028)         --      (10,493)          --           --          --
                                        ---------   ---------    ---------    ---------    ---------   ---------
Decrease in net assets from
  distributions .....................    (793,664)   (233,977)  (1,366,186)    (397,443)    (374,752)         --
                                        ---------   ---------    ---------    ---------    ---------   ---------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase in net assets from
  capital share transactions ........  18,272,297  35,424,921   68,961,633   61,230,165   35,350,998  49,094,512
                                       ----------  ----------   ----------   ----------   ----------  ----------
Net increase in net assets ..........  19,055,828  37,082,947   73,277,375   65,402,322   39,054,017  52,148,040

Net Assets
Beginning of period .................  37,082,947          --   65,402,322           --   52,148,040          --
                                        ---------   ---------    ---------    ---------    ---------   ---------
End of period ....................... $56,138,775 $37,082,947 $138,679,697  $65,402,322  $91,202,057 $52,148,040
                                      =========== =========== ============  ===========  =========== ===========
Undistributed net investment income . $   339,356 $   192,595 $    352,106  $   266,895  $   532,626          --
                                      =========== =========== ============  ===========  =========== ===========

(1)  February 16, 1996 (inception) through November 31, 1996.

See Notes to Financial Statements


Semiannual Report                       Statements of Changes in Net Assets   49


                         NOTES TO FINANCIAL STATEMENTS

MAY 31, 1997 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization--American Century Strategic Asset Allocations, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Three series of funds are currently issued as American Century Strategic Allocation: Conservative (Strategic Allocation: Conservative), American Century Strategic Allocation:
Moderate  (Strategic   Allocation:   Moderate)  and  Amerian  Century  Strategic
Allocation: Aggressive (Strategic Allocation: Aggressive) (the Funds). The Funds' investment objective is to provide as high a level of total return (capital appreciation plus dividend and interest income) as is consistent with its risk profile. The Funds' seek to achieve this by diversifying investments among three asset classes - equity securities, bonds and cash equivalent instruments, the mix of which will depend on the risk profile of each particular Fund. Each Fund is authorized to issue two classes of shares: the Investor class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The following significant accounting policies, related to all classes of the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

Security Valuations--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

Security Transactions--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

Foreign Currency Transactions--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

Forward Foreign Currency Exchange Contracts--The Funds may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Funds' exposure to foreign currency exchange rate fluctuations. When required, the Funds will segregate assets in an amount sufficient to cover their obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

Repurchase Agreements--The Funds may enter into repurchase agreements with institutions that the Funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the securities purchased in a repurchase transaction be


50   Notes to Financial Statements                  American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

MAY 31, 1997 (UNAUDITED)

transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Funds under each repurchase agreement.

Joint Trading Account--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having management agreements with ACIM and Benham Management Corporation, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status--It is the policy of the Funds to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

Distributions to Shareholders--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly, with the exception of Strategic Allocation: Aggressive which is declared and paid annually. Distributions from net realized gains are declared and paid annually.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differences in the recognition of income and expense items for financial statement and tax purposes.

Supplementary Information--Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc. (ACIS), and the Corporation's transfer agent, American Century Services Corporation.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. Transactions with Related Parties

The Corporation has entered into Management Agreements with ACIM that provides each Fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreements provide that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's average daily closing net assets during the previous month. The annual management fee for each class of the Funds is as follows:

                                               STRATEGIC ALLOCATION:  STRATEGIC ALLOCATION: STRATEGIC ALLOCATION:
                                                   CONSERVATIVE             MODERATE             AGGRESSIVE
                                               Investor     Advisor   Investor    Advisor   Investor    Advisor
                                                 Class       Class      Class      Class      Class      Class
AVERAGE NET ASSETS
First $1 billion ..............................  1.00%       0.75%      1.10%      0.85%      1.20%      0.95%
Over $1 billion ...............................  0.90%       0.65%      1.00%      0.75%      1.10%      0.85%


Semiannual Report                             Notes to Financial Statements   51


                         NOTES TO FINANCIAL STATEMENTS

MAY 31, 1997 (UNAUDITED)

The Board of Directors has adopted a shareholder services and distribution plan for the Advisor Class, pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Advisor Class Master Distribution and Shareholder Services Plan provides that the Funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with ACIS and/or ACIM. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the Master Distribution and Shareholder Services Plan during the six months ended May 31, 1997, were $9,776 in Strategic Allocation:
Conservative, $18,338 in Strategic Allocation: Moderate and $14,754 in Strategic
Allocation: Aggressive.

--------------------------------------------------------------------------------
3. Investment Transactions

Investment transactions (excluding short-term investments) for the six months ended May 31, 1997 were as follows:

                                               STRATEGIC ALLOCATION:  STRATEGIC ALLOCATION: STRATEGIC ALLOCATION:
                                                   CONSERVATIVE             MODERATE             AGGRESSIVE

PURCHASES
Other Investment Securities ....................  $25,668,129            $102,731,206          $80,469,176
U.S. Government & Agency Obligations ...........   10,630,600              20,676,341            6,883,411

PROCEEDS FROM SALES
Other Investment Securities ....................  $16,740,510           $  56,081,310          $50,243,043
U.S. Government & Agency Obligations ...........    4,003,715               7,805,317            3,936,718


On May 31, 1997, the composition of unrealized appreciation and (depreciation) of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                               STRATEGIC ALLOCATION:  STRATEGIC ALLOCATION: STRATEGIC ALLOCATION:
                                                   CONSERVATIVE             MODERATE             AGGRESSIVE

Appreciation ...................................  $  2,633,025           $  10,469,758        $  8,780,500
(Depreciation) .................................      (487,264)             (1,196,600)           (797,033)
Net ............................................     2,145,761               9,273,158           7,983,467
Federal Tax Cost ...............................    53,542,689             128,398,353          82,527,208


52   Notes to Financial Statements                  American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

MAY 31, 1997 (UNAUDITED)

--------------------------------------------------------------------------------
4. Capital Share Transactions

There are 50,000,000 shares of the Investor Class and 25,000,000 shares of the Advisor Class authorized for issuance in each of the Funds. All shares are $0.01 par value. Transactions in shares of the Funds were as follows:

                                                   STRATEGIC ALLOCATION:    STRATEGIC ALLOCATION:      STRATEGIC ALLOCATION:
                                                       CONSERVATIVE               MODERATE                   AGGRESSIVE

                                                   Shares       Amount       Shares      Amount         Shares        Amount

INVESTOR CLASS Six months ended May 31, 1997:
Sold ..........................................  8,824,809  $ 45,634,683   17,733,307  $ 95,091,568   10,345,849  $ 56,793,166
Issued in reinvestment of distributions .......    140,691       720,598      237,805     1,256,463       61,578       333,773
Redeemed ...................................... (5,436,586)  (28,083,854)  (5,050,300)  (27,066,922)  (3,926,343)  (21,659,968)
                                                ----------   -----------   ----------   -----------   ----------   -----------
Net increase ..................................  3,528,914  $ 18,271,427   12,920,812  $ 69,281,109    6,481,084  $ 35,466,971
                                                 =========  ============   ==========  ============    =========  ============

INVESTOR CLASS
February 15, 1996(1) through November 30, 1996:
Sold ..........................................  7,164,621  $ 35,925,344   16,034,505  $ 81,994,470   10,377,899  $ 53,860,559
Issued in reinvestment of distributions .......     46,166       232,102       76,326       394,738         --            --
Redeemed ......................................   (914,343)   (4,590,760)  (5,434,726   (28,493,182)  (2,015,122)  (10,487,280)
                                                  --------    ----------   ----------   -----------   ----------   -----------
Net increase ..................................  6,296,444  $ 31,566,686   10,676,105  $ 53,896,026    8,362,777  $ 43,373,279
                                                 =========  ============   ==========  ============    =========  ============

ADVISOR CLASS Six months ended May 31, 1997:
Sold ..........................................    310,996  $  1,593,787      505,651  $  2,671,768      356,314  $  1,926,059
Issued in reinvestment of distributions .......     12,791        65,666       17,707        93,728        7,394        40,079
Redeemed ......................................   (323,335)   (1,658,583)    (582,872)   (3,084,972)    (386,050)   (2,082,111)
                                                  --------    ----------     --------    ----------     --------    ----------
Net increase ..................................        452  $        870      (59,514) $   (319,476)     (22,342) $   (115,973)
                                                       ===  ============      =======  ============      =======  ============

ADVISOR CLASS
October 2, 1996(2) through November 30, 1996:
Sold ..........................................    779,853  $  3,982,634    1,432,659  $  7,524,438    1,076,959  $  5,806,112
Redeemed ......................................    (24,199)     (124,399)     (35,636)     (190,299)     (15,600)      (84,879)
                                                   -------      --------      -------      --------      -------       -------
Net increase ..................................    755,654  $  3,858,235    1,397,023  $  7,334,139    1,061,359  $  5,721,233
                                                   =======  ============    =========  ============    =========  ============

(1)  Inception of the Funds.
(2)  Commencement of sale of the Advisor Class.


Semiannual Report                             Notes to Financial Statements   53

                              FINANCIAL HIGHLIGHTS
                       STRATEGIC ALLOCATION: CONSERVATIVE

                     For a Share Outstanding Throughout the Periods as Indicated

         Investor Class    Advisor Class
                                                                1997(1)      1996(2)      1997(1)       1996(3)

PER-SHARE DATA
Net Asset Value,
Beginning of Period ..........................................  $5.26         $5.00        $5.26        $5.09
                                                                -----         -----        -----        -----
Income From Investment Operations
  Net Investment Income(4) ...................................   0.09          0.13         0.08         0.03
  Net Realized and Unrealized Gain on
  Investment Transactions ....................................   0.06          0.22         0.06         0.14
                                                                 ----          ----         ----         ----
  Total From Investment Operations ...........................   0.15          0.35         0.14         0.17
                                                                 ----          ----         ----         ----
Distributions
  From Net Investment Income .................................  (0.08)        (0.09)       (0.07)          --
  From Net Realized Gain on Investment Transactions ..........  (0.02)           --        (0.02)          --
                                                                 ----          ----         ----         ----
  Total Distributions ........................................  (0.10)        (0.09)       (0.09)          --
                                                                 ----          ----         ----         ----
Net Asset Value, End of Period ...............................  $5.31         $5.26        $5.31        $5.26
                                                                =====         =====        =====        =====
  Total Return(5) ............................................   2.84%         7.02%        2.68%        3.34%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets(6) .....................................   1.00%        1.01%        1.25%         1.25%
Ratio of Net Investment Income
to Average Net Assets(6) .....................................   3.43%        3.67%        3.18%         3.25%
Portfolio Turnover Rate ......................................     53%          44%          53%           44%
Average Commission Paid
per Investment Security Traded ............................... $0.0330      $0.0271      $0.0330       $0.0271
Net Assets, End of Period (in thousands) ..................... $52,126      $33,110       $4,013        $3,973


(1)  Six months ended May 31, 1997 (unaudited).
(2)  February 15, 1996 (inception) through November 30, 1996.
(3)  October 2, 1996 (commencement of sale of Advisor Class) through November
     30, 1996.
(4)  Computed using average shares outstanding throughout the period.
(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns are not annualized.
(6)  Annualized.

See Notes to Financial Statements


54   Financial Highlights                           American Century Investments

                              FINANCIAL HIGHLIGHTS
                         STRATEGIC ALLOCATION: MODERATE

                     For a Share Outstanding Throughout the Periods as Indicated

                                                                  Investor Class             Advisor Class

                                                                1997(1)      1996(2)      1997(1)       1996(3)

PER-SHARE DATA
Net Asset Value,
Beginning of Period .........................................   $5.42         $5.00        $5.42        $5.24
                                                                -----         -----        -----        -----
Income From Investment Operations
  Net Investment Income(4) ..................................    0.07          0.10         0.06         0.02
  Net Realized and Unrealized Gain on
  Investment Transactions ...................................    0.15          0.39         0.15         0.16
                                                                 ----          ----         ----         ----
  Total From Investment Operations ..........................    0.22          0.49         0.21         0.18
                                                                 ----          ----         ----         ----
Distributions
  From Net Investment Income ................................   (0.07)        (0.07)       (0.06)          --
  From Net Realized Gain
  on Investment Transactions ................................   (0.01)           --        (0.01)          --
                                                                 ----          ----         ----         ----
  Total Distributions .......................................   (0.08)        (0.07)       (0.07)          --
                                                                 ----          ----         ----         ----
Net Asset Value, End of Period ..............................   $5.56         $5.42        $5.56        $5.42
                                                                =====         =====        =====        =====
  Total Return(5) ...........................................    4.06%         9.91%        3.91%        3.44%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets(6) ....................................    1.10%        1.10%        1.35%         1.35%
Ratio of Net Investment Income
to Average Net Assets(6) ....................................    2.53%        2.52%        2.28%         2.10%
Portfolio Turnover Rate .....................................      68%          78%          68%           78%
Average Commission Paid
per Investment Security Traded ..............................  $0.0264      $0.0186      $0.0264       $0.0186
Net Assets, End
of Period (in thousands) .................................... $131,246     $57,836        $7,434       $7,566

(1)  Six months ended May 31, 1997 (unaudited).
(2)  February 15, 1996 (inception) through November 30, 1996.
(3)  October 2, 1996 (commencement of sale of Advisor Class) through November
     30, 1996.
(4)  Computed using average shares outstanding throughout the period.
(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns are not annualized.
(6)  Annualized.

See Notes to Financial Statements


Semiannual Report                                      Financial Highlights   55

                              FINANCIAL HIGHLIGHTS
                        STRATEGIC ALLOCATION: AGGRESSIVE

                     For a Share Outstanding Throughout the Periods as Indicated

                                                                    Investor Class          Advisor Class
                                                                1997(1)      1996(2)      1997(1)       1996(3)

PER-SHARE DATA
Net Asset Value,
Beginning of Period .........................................   $5.53         $5.00        $5.53        $5.37
                                                                -----         -----        -----        -----
Income From Investment Operations
  Net Investment Income(4) ..................................    0.04          0.07         0.04         0.01
  Net Realized and Unrealized Gain
  on Investment Transactions ................................    0.21          0.46         0.21         0.15
                                                                 ----          ----         ----         ----
  Total From Investment Operations ..........................    0.25          0.53         0.25         0.16
                                                                 ----          ----         ----         ----
Distributions
  From Net Investment Income ................................   (0.04)           --        (0.04)          --
                                                                 ----          ----         ----         ----
Net Asset Value, End of Period ..............................   $5.74         $5.53        $5.74        $5.53
                                                                =====         =====        =====        =====
  Total Return(5) ...........................................    4.55%        10.60%        4.51%        2.98%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets(6) ....................................    1.20%        1.20%        1.45%         1.45%
Ratio of Net Investment Income
to Average Net Assets(6) ....................................    1.66%        1.72%        1.41%         1.31%
Portfolio Turnover Rate .....................................      82%          64%          82%           64%
Average Commission Paid
per Investment Security Traded ..............................  $0.0192      $0.0202      $0.0192       $0.0202
Net Assets, End of Period (in thousands) ....................  $85,242     $46,276        $5,961       $5,872


(1)  Six months ended May 31, 1997 (unaudited).
(2)  February 15, 1996 (inception) through November 30, 1996.
(3)  October 2, 1996 (commencement of sale of Advisor Class) through November
     30, 1996.
(4)  Computed using average shares outstanding throughout the period.
(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns are not annualized.
(6)  Annualized.

See Notes to Financial Statements


56   Financial Highlights                           American Century Investments


                       SHARE CLASS AND RETIREMENT ACCOUNT
                                  INFORMATION

Share Classes

Until September 3, 1996, the Strategic Asset Allocation funds issued one class of fund shares, reflecting the fact that most investors bought their shares directly from American Century. All investors paid the same annual unified management fee and did not pay any commissions or other fees to purchase shares from American Century.

But increasing numbers of investors are purchasing fund shares through financial intermediaries who are ordinarily compensated for the additional services they provide. In September, American Century began to offer two classes of shares for many of its funds, including the Strategic Asset Allocation funds. One class is for investors who buy directly from American Century, the other for investors who buy through financial intermediaries.

The original class of Strategic Asset Allocation fund shares is called the Investor Class. All shares issued and outstanding before September 3, 1996, have been designated as Investor Class shares. Investor Class shares may still be purchased after September 3, 1996. Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. The price and performance of the Investor Class shares are listed in newspapers. No other class is currently listed.

In addition, there is an Advisor Class, which is sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

Retirement Account Information

As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


Semiannual Report            Share Class and Retirement Account Information   57


                                     NOTES

58   Notes                                          American Century Investments


                                     NOTES

Semiannual Report                                                     Notes   59


                             BACKGROUND INFORMATION

Investment Philosophy & Policies

Each American Century Strategic Asset Allocation fund invests in a diversified portfolio of stocks, bonds and money market securities, with the objective of achieving as high a level of total return as is consistent with the fund's asset mix. The funds rely on a team management approach--groups of managers are responsible for the ongoing active management of the individual fund components.

Strategic Allocation: Conservative emphasizes bonds and money market securities to provide regular income and principal protection. The fund also provides the potential for moderate long-term growth by investing a portion of its assets in stocks.

Strategic Allocation: Moderate emphasizes common stocks for their long-term growth prospects, but it maintains a sizable stake in bonds and money market securities to provide some income and increase overall price stability.

Strategic Allocation: Aggressive focuses primarily on common stocks as a source of long-term growth, but it maintains a small portion of its assets in bonds and money market securities to help cushion the share price volatility of the stock portion.

Comparative Indices

The following indices are used in the report as fund performance comparisons. They are not investment products available for purchase.

The S&P 500 Index is composed of 500 large-capitalization stocks traded on domestic exchanges. It is considered to be a broad measure of U.S. stock market performance.

The Lehman  Aggregate  Bond Index  reflects the price  fluctuations  of Treasury
securities,  agency  securities,   corporate  bond  issues  and  mortgage-backed
securities.

The Morgan Stanley Europe, Australia, Far East (EAFE(R)) Index is a widely followed group of stocks from 20 different countries.

The  Salomon  Brothers   Non-U.S.   World  Government  Bond  Index  consists  of
fixed-income government bonds from 13 countries.

The Three-Month Treasury Bill Index is derived from secondary market interest rates as published by the Federal Reserve Bank.

Lipper Rankings

Lipper Analytical Services, Inc. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year. The Lipper categories for the Strategic Allocation funds are:

     Income Funds (Conservative)--funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments.

     Balanced Funds (Moderate)--funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds. Typically, the stock/bond ratio is 60%/40%.

     Growth & Income Funds (Aggressive)--equity funds that combine growth of earnings orientation and an income requirement for level and/or rising dividends.

THE FUNDS' NEUTRAL ASSET MIXES*
                                   CON        MOD         AGG
Stocks                             40%        60%         75%
Bonds                              45%        30%         20%
Cash (money market securities)     15%        10%          5%


PORTFOLIO MANAGEMENT TEAM
Lead Manager                   Jeff Tyler, Brian Howell
U.S. Stocks                    Phil Davidson, Glenn Fogle,
                               Peter Zuger
Foreign Stocks                 Henrik Strabo, Mark Kopinski
U.S. Bonds                     Casey Colton, Bud Hoops,
                               Jeff Houston, Dave Schroeder
Foreign Bonds                  Dave Schroeder
Money Market Securities        Denise Tabacco

* The funds' actual asset mixes will vary from the neutral mixes based on investment performance. Fund managers regularly review the portfolios and rebalance the asset mixes to stay within the funds' preset operating ranges.


60   Background Information                         American Century Investments


                                    GLOSSARY

Returns

o Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 54-56.

Stock Portfolio Statistics

o Number of Companies--the number of different companies held by a fund on a given date.

o Dividend Yield--a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

o Price/Earnings Ratio--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of a percentage. (Earnings per share is calculated by dividing a company's after-tax earnings by its outstanding shares.)

Bond Portfolio Statistics

o Number of Securities--the number of different securities held by a fund on a given date.

o Weighted Average Maturity (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

o Average Duration--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

Fixed-Income Security Types

o Corporate Securities--debt securities or instruments issued by corporations. Short-term corporate securities are typically issued to raise cash and cover current expenses in anticipation of future revenues; long-term corporate securities are issued to finance capital expenditures, such as new plant construction or equipment purchases.

o Foreign Government Securities--debt securities issued or guaranteed by foreign governments or their political subdivisions. Some of these securities are direct obligations of the issuing government; others are backed by some form of government sponsorship.

o Mortgage-Backed Securities--debt securities that represent ownership in pools of mortgage loans. Most mortgage-backed securities are structured as "pass-throughs"--the monthly payments of principal and interest on the mortgages in the pool are collected by the bank that is servicing the mortgages and are "passed through" to investors. While the payments of principal and interest are considered secure (many are backed by government agency guarantees), the cash flow is less certain than in other fixed-income investments. Mortgages that are paid off early reduce future interest payments from the pool.

o U.S. Government Agency Securities--debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures and bonds (maturing in three months to 50 years).

o U.S. Treasury Securities--debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.
Treasury securities include bills (maturing in one year or less), notes (maturing in two to ten years) and bonds (maturing in more than ten years).


Semiannual Report                                                  Glossary   61

[american century logo]
American
Century(sm)

P.O. Box 419200
Kansas City, Missouri
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com


AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

Investment Manager
American Century Investment Management, Inc.


This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.


9707           [recycled logo]
SH-BKT-9004       Recycled